UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
SCHEDULE 14A INFORMATION

Poxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ X ] Definitive Proxy Statement
[  ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to Rule 14a-12

URANERZ ENERGY CORPORATION
(Name of Registrant as Specified In Its Charter)

______________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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URANERZ ENERGY CORPORATION
Notice of Annual Meeting of Stockholders

To all Stockholders of Uranerz Energy Corporation:

You are invited to attend the 2011 Annual Meeting of Stockholders (the “Annual Meeting”) of Uranerz Energy Corporation (the “Company”). The Annual Meeting will be held at the Hilton Garden Inn, 1150 North Poplar Street, Casper, Wyoming 82601 on Wednesday, June 15, 2011, at 9:30 a.m. local time. The purposes of the meeting are:

1.

To elect the Nominees to the Company’s Board of Directors to serve until the Company’s 2012 Annual Meeting of Stockholders or until successors are duly elected and qualified; the following are Nominees for election as Directors: Glenn Catchpole, George Hartman, Dennis Higgs, Paul Saxton, Gerhard Kirchner, Peter Bell, and Arnold Dyck;

2.	To ratify the Company’s Amended Articles of Incorporation to increase the Company’s authorized shares of common stock from 200,000,000 to 750,000,000 (“Articles Amendment”);

3.	To ratify the Company’s Amended 2005 Nonqualified Stock Option Plan (“Stock Option Plan Amendment”)

4.	To ratify the appointment of the Company’s independent registered public accounting firm, Manning Elliott, LLP, for the fiscal year ending December 31, 2011;

5.	To conduct an advisory vote on the compensation of our named executive officers;

6.	To conduct an advisory vote to determine the frequency of conducting future advisory votes on executive compensation; and

7.	To conduct any other business that may properly come before the meeting.

The Board of Directors has fixed April 21, 2011 as the record date for the Annual Meeting. Only stockholders of the Company of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting. A list of stockholders as of April 21, 2011 will be available at the Annual Meeting for inspection by any stockholder. Stockholders will need to register at the meeting to attend and vote at the meeting. If your shares are not registered in your name, you will need to obtain a proxy from your broker, bank or other institution that holds your shares or present proof of your ownership of those shares at the meeting in order to register to attend and vote. You should ask the broker, bank or other institution that holds your shares to provide you with either a copy of an account statement or a letter that shows your ownership of Company stock as of April 21, 2011. Please bring that documentation to the meeting.

IMPORTANT

Whether or not you expect to attend the Annual Meeting, please sign and return the enclosed proxy promptly. If you decide to attend the meeting, you may, if you wish, revoke the proxy and vote your shares in person. The Company’s Proxy Statement for the 2011 Annual Meeting of Stockholders and the Company’s Annual Report for the fiscal year ended December 31, 2010 are available at http://www.uranerz.com/2011annualmeeting.

By Order of the Board of Directors,

Sandra R. MacKay
Corporate Secretary

April 27, 2011

THIS PAGE INTENTIONALLY LEFT BLANK

Table of Contents

Notice of Annual Meeting of Stockholders

Proxy Statement for Annual Meeting of Stockholders

Questions and Answers About Proxy Materials and Voting

Proposal 1 – Election of Directors
General Questions
Information on the Board of Directors, Executive Officers And Key Employees
Corporate Governance
Board of Directors Constitution
Meetings of the Board and Board Member Attendance At Annual Meeting
Communications to the Board
Risk Oversight
Board Committees
Director Compensation
Other Governance Matters
Executive Compensation
Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters
Certain Relationships and Related Transactions

Proposal 2 – Ratification of the Amendment to the Articles of Incorporation

Proposal 3 – Ratification of the Amended 2005 Nonqualified Stock Option Plan
Equity Compensation Plan Information

Proposal 4 - Ratification of the Appointment of the Independent Registered Public Accounting Firm

Proposal 5 – Advisory Vote on Executive Compensation

Proposal 6 – Advisory Vote on the Frequency of an Advisory Vote on Executive Compensation

Other Matters

Appendix A – Form of Proxy Card
Appendix B– 2005 Nonqualified Stock Option Plan

URANERZ ENERGY CORPORATION
1701 EAST “E” STREET • P.O. BOX 50850
CASPER • WYOMING • USA • 82605-0850

Proxy Statement
for
Annual Meeting of Stockholders

To Be Held June 15, 2011

Unless the context requires otherwise, references in this statement to “Uranerz Energy,” the “Company,” “we,” “us” or “our” refer to Uranerz Energy Corporation.

The Annual Meeting of Stockholders of Uranerz Energy (the “Annual Meeting”) will be held at the Hilton Garden Inn, 1150 North Poplar Street, Casper, Wyoming 82601 on Wednesday, June 15, 2011, at 9:30 a.m. local time.

We are providing the enclosed proxy materials and form of proxy in connection with the solicitation by the Company’s Board of Directors (the “Board”) of proxies for this Annual Meeting. The Company anticipates that this Proxy Statement and the form of proxy will first be mailed to holders of the Company’s stock on or about May 2, 2011.

You are invited to attend the meeting at the above stated time and location. If you plan to attend and your shares are held in “street name” – in an account with a bank, broker, or other nominee –you must obtain a proxy issued in your name from such broker, bank or other nominee.

You can vote your shares by completing and returning the proxy card or, if you hold shares in “street name,” by completing the voting form provided by the broker, bank or other nominee.

A returned signed proxy card without an indication of how shares should be voted will be voted FOR the election of all Directors, FOR the ratification of the Articles Amendment, FOR the ratification of the Stock Option Plan Amendment, FOR the ratification of the appointment of the Company’s independent registered public accounting firm, FOR the resolution approving the compensation of our named executive officers as disclosed in this Proxy Statement, and FOR the resolution to hold an advisory vote on executive compensation every three years.

Our corporate bylaws define a quorum as one-third of the voting power of the issued and outstanding voting stock present in person or by proxy. The Company’s Articles of Incorporation do not allow cumulative voting for Directors. The nominees who receive the most votes will be elected. An affirmative vote of a simple majority of the shares present, whether in person or by proxy, is required to approve the Stock Option Plan amendment, the resolution approving the compensation of our named executive officers and the appointment of the Company’s independent registered public accounting firm. An affirmative vote of a majority of the Company’s issued and outstanding voting securities is required to ratify the Articles Amendment. The option of one, two or three years which receives the most votes will be the frequency that is recommended for holding an advisory vote on executive compensation. The resolutions in respect of the compensation of named executive officers and the frequency with which such votes should be held are rendered on a non-binding, advisory basis.

QUESTIONS AND ANSWERS ABOUT PROXY MATERIALS AND VOTING

Why am I receiving this Proxy Statement and proxy card?

You are receiving this Proxy Statement and proxy card because you were a stockholder of record at the close of business April 21, 2011 and are entitled to vote at the Annual Meeting. This Proxy Statement describes issues on which the Company would like you, as a stockholder, to vote. It provides information on these issues so that you can make an informed decision. You do not need to attend the Annual Meeting to vote your shares.

When you sign the proxy card you appoint Glenn Catchpole, President and Chief Executive Officer of the Company, and Dennis Higgs, Executive Chairman of the Board of the Company, as your representatives at the Annual Meeting. As your representatives, they will vote your shares at the Annual Meeting (or any adjournments or postponements) in accordance with your instructions on your proxy card. With proxy voting, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, it is a good idea to complete, sign and return your proxy card in advance of the Annual Meeting, just in case your plans change.

If an issue comes up for vote at the Annual Meeting (or any adjournments or postponements) that is not described in this Proxy Statement, your representatives will vote your shares, under your proxy, at their discretion, subject to any limitations imposed by law.

When is the record date?

The Board has fixed April 21, 2011 as the record date for the Annual Meeting. Only holders of Uranerz Energy voting stock as of the close of business on that date will be entitled to vote at the Annual Meeting.

How many shares are outstanding?

As of April 21, 2011, the Company had 76,404,074 shares of Common Stock issued and outstanding. The Company’s Common Stock is the only outstanding voting security of the Company.

What am I voting on?

You are being asked to vote on the following:

  The election of seven (7) directors for the ensuing year;
  The ratification of the Articles Amendment;
  The ratification of the Stock Option Plan Amendment;
  The ratification of the appointment of the Company’s independent registered public accounting firm, Manning Elliott, LLP;
  To conduct an advisory, non-binding, vote on the compensation of our named executive officers;
  To conduct an advisory, non-binding, vote to determine the frequency of conducting future advisory votes on executive compensation; and
  Any other business that may properly come before the meeting.

How many votes do I get?

Each share of Common Stock is entitled to one vote. No cumulative rights are authorized, and dissenters’ rights are not applicable to any of the matters being voted upon.

The Board recommends a vote FOR the election of all Directors, FOR the ratification of the Articles Amendment, FOR the ratification of the Stock Option Plan Amendment, FOR the ratification of the appointment of the Company’s independent registered public accounting firm, FOR the resolution approving the compensation of our named executive officers as disclosed in this Proxy Statement, and FOR the resolution to hold an advisory vote on executive compensation every three years.

How do I vote?

You have several voting options. You may vote by:

  Signing your proxy card and mailing it in the enclosed, prepaid and addressed envelope;

  Signing and faxing your proxy card to our transfer agent, Corporate Stock Transfer, for proxy voting, to the fax number provided on the proxy card;

  Voting over the Internet by following the procedures provided on the proxy card; or

  Attending the Annual Meeting and voting in person.

If your shares are held in an account with a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy card from your broker, bank, or other nominee.

Can stockholders vote in person at the Annual Meeting?

The Company will pass out written ballots to anyone who wants to vote at the Annual Meeting. If you hold your shares through a brokerage account but do not have a physical share certificate, or the shares are registered in someone else’s name, you must request a legal proxy from your stockbroker or the registered owner to vote at the meeting.

What if I share an address with another shareholder and we received only one copy of the proxy materials?

If certain requirements are met under relevant U.S. securities law, including in some circumstances, the shareholder’s prior written consent, we are permitted to deliver one annual report and one proxy statement to a group of shareholders who share the same address. If you share an address with another shareholder and have received only one copy of the proxy materials, but desire another copy, please send a written request to our offices at the address below or call us at (604) 689-1659 to request another copy of the proxy materials. Please note that each shareholder should receive a separate proxy card to vote the shares they own.

Send requests to:

Uranerz Energy Corporation
Suite 1410 – 800 West Pender Street,
Vancouver, B.C., Canada V6C 2V6

Attention:  Sandra R. MacKay
                    Corporate Secretary

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the Annual Meeting. You may do this by:

  Signing another proxy with a later date and mailing it to the attention of: Jason K. Brenkert, Inspector of Elections, at 370 17th Street, Suite 4700, Denver, Colorado, 80202, so long as it is received prior to 12:00 noon, MDT, on June 14, 2011;

  Voting in person at the Annual Meeting; or

  Giving written notice of the revocation of your proxy to the Company’s Corporate Secretary, Sandra R. MacKay, at the address given above, prior to 12:00 noon, MDT on June 14, 2011.

How many votes do you need to hold the meeting?

To conduct the Annual Meeting, the Company must have a quorum, which means that one-third of the outstanding voting shares of the Company as of the record date must be present at the meeting. Based on 76,404,074 shares of Common Stock outstanding as of the record date of April 21, 2011, 25,468,025 shares of Common Stock must be present in person or by proxy for the quorum to be reached. Your shares will be counted as present at the Annual Meeting if you:

  Submit a properly executed proxy card (even if you do not provide voting instructions); or

  Attend the Annual Meeting and vote in person.

What if I abstain from voting?

Abstentions with respect to a proposal are counted for the purposes of establishing a quorum. Since the Company’s bylaws state that matters presented at a meeting of the shareholders must be approved by the majority of the voting power of the voting shares present at the meeting, a properly executed proxy card marked ABSTAIN with respect to a proposal will have the same effect as voting AGAINST that proposal. Similarly, because a majority of the Company’s issued and outstanding voting securities is required to approve the Articles Amendment, a properly executed proxy card marked ABSTAIN with respect to a proposal will have the same effect as voting AGAINST that proposal. However, as described below, election of directors is by a plurality of the votes cast at the meeting. A properly executed proxy card marked WITHHELD with respect to the election of directors will not be voted and will not count FOR any of the nominees for which the vote was withheld.

What effect does a broker non-vote have?

Brokers and other intermediaries, holding shares in street name for their customers, are generally required to vote the shares in the manner directed by their customers. If their customers do not give any direction, brokers may vote the shares on routine matters, but not on non-routine matters. Since the election of directors under this Proxy Statement is uncontested, the election of directors is considered a non-routine matter and brokers are not permitted to vote shares held in street name for their customers in relation to this item of business. The approval of the Articles Amendment, the approval of the Stock Option Plan Amendment, the approval of compensation for our executive directors and the approval of the determination of the frequency of conducting future advisory votes on executive compensation are also considered non-routine matters and brokers may not vote shares held in street name for their customers in relation to these items of business. The ratification of the appointment of the Company’s independent registered public accounting firm for the fiscal year of 2011 is considered a routine matter and brokers will be permitted to vote shares held in street name for their customers.

The absence of a vote on a non-routine matter is referred to as a broker non-vote. Any shares represented at the Annual Meeting but not voted (whether by abstention, broker non-vote or otherwise) will have no impact in the election of directors, except to the extent that the failure to vote for an individual results in another individual receiving a larger proportion of votes cast for the election of directors. Any shares represented at the Annual Meeting but not voted (whether by abstention, broker non-vote or otherwise) with respect to the proposal to ratify the appointment of the independent registered public accountant, the proposal to approve the compensation for our named executive officers and the proposal to approve the determination of the frequency of conducting future advisory votes on executive compensation will have the same effect as a vote against such proposal.

How many votes are needed to elect directors?

The nominees for election as directors at the Annual Meeting will be elected by a plurality of the votes cast at the meeting. A properly executed proxy card marked WITHHELD with respect to the election of directors will not be voted and will not count FOR or AGAINST any of the nominees.

How many votes are needed to ratify the Articles Amendment?

The ratification of the Articles Amendment will be approved if a majority of the Company’s issued and outstanding voting securities vote FOR the Articles Amendment. A properly executed proxy card marked ABSTAIN with respect to this proposal will not be voted. However, because an affirmative vote of a majority of the Company's issued and outstanding voting securities is required for ratification, an ABSTENTION will have the same effect as a vote AGAINST the proposal.

How many votes are needed to ratify the Stock Option Plan Amendment?

The ratification of the Stock Option Plan Amendment will be approved if a majority of the voting power of the voting shares present at the Meeting votes FOR the proposal. A properly executed proxy card marked ABSTAIN with respect to this proposal will have the same effect as voting AGAINST this proposal.

How many votes are needed to ratify the appointment of the independent registered public accountant Manning Elliott LLP?

The ratification of the appointment of the independent registered public accountant Manning Elliott LLP will be approved if a majority of the voting power of the voting shares present at the meeting votes FOR the proposal. A properly executed proxy card marked ABSTAIN with respect to this proposal will have the same effect as voting AGAINST this proposal.

How many votes are needed to approve the advisory, non-binding, compensation for our executive officers?

The compensation for our named executive officers will be approved, on an advisory, non-binding basis, if a majority of the voting power of the voting shares present at the meeting votes FOR the proposal. A properly executed proxy card marked ABSTAIN with respect to this proposal will have the same effect as voting AGAINST this proposal.

How many votes are needed to approve the advisory, non-binding, determination of the frequency of conducting future advisory votes on executive compensation?

A plurality of the affirmative votes duly cast is required for the approval, on an advisory, non-binding basis, of the frequency of stockholder votes on our executive compensation program (i.e., the frequency selection receiving the greatest number of votes will be approved). A properly executed proxy card marked ABSTAIN with respect to this proposal will not be voted and will not count FOR or AGAINST any of the frequency selections.

Will my shares be voted if I do not sign and return my Proxy Card?

If your shares are held through a brokerage account, your brokerage firm, under certain circumstances and subject to certain legal restrictions, may vote your shares; otherwise your shares will not be voted at the meeting. See "What effect does a broker non-vote have?" above for a discussion of the matters on which your brokerage firm may vote your shares.

If your shares are registered in your name, and you do not sign and return your proxy card, your shares will not be voted at the meeting.

Where can I find the voting results of the meeting?

Within four (4) business days of the Annual Meeting, the Company will file a current report on Form 8-K with the Securities and Exchange Commission (SEC) announcing the voting results of the Annual Meeting.

Who will pay for the costs of soliciting proxies?

The Company will bear the cost of soliciting proxies. In an effort to have as large a representation at the meeting as possible, the Company's directors, officers and employees may solicit proxies by telephone or in person in certain circumstances. These individuals will receive no additional compensation for their services other than their regular salaries. Additionally, the Company has hired a proxy solicitor to help reach the quorum requirement. The Company will pay a reasonable fee in relation to these services. Upon request, the Company will reimburse brokers, dealers, banks, voting trustees and their nominees who are holders of record of the Company's Common Stock on the record date for the reasonable expenses incurred in mailing copies of the proxy materials to the beneficial owners of such shares.

When are stockholder proposals due for the 2012 annual meeting of Stockholders?

In order to be considered for inclusion in next year’s 2012 proxy statement, stockholder proposals must be submitted in writing to the Company’s Corporate Secretary, Sandra R. MacKay, at Uranerz Energy Corporation, Suite 1410, 800 West Pender Street, Vancouver, B.C. Canada V6C 2V6, and received no later than January 1, 2012, provided that this date may be changed in the event that the date of the annual meeting of shareholders to be held in calendar year 2012 is changed by more than 30 days from the date of the annual meeting of shareholders to be held in calendar year 2011. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in our proxy statement and form of proxy.

Similarly, stockholder proposals not submitted for inclusion in the proxy statement and received after March 17, 2012 will be considered untimely pursuant to Rule 14a-5(e)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) provided that this date may be changed in the event that the date of the annual meeting of shareholders to be held calendar year 2012 is changed by more than 30 days from the date of the annual meeting of shareholders to be held in calendar year 2011.

How can I obtain a copy of the 2010 Annual Report on Form 10-K?

The Company’s 2010 Annual Report on Form 10-K, including financial statements, is available through the SEC’s website at http://www.sec.gov.

At the written request of any stockholder who owns Common Stock on the record date, the Company will provide to such stockholder, without charge, a paper copy of the Company’s 2010 Annual Report on Form 10-K as filed with the SEC, including the financial statements, but not including exhibits. If requested, the Company will provide copies of the exhibits for a reasonable fee.

Requests for additional paper copies of the 2010 Annual Report on Form 10-K should be mailed to:

Uranerz Energy Corporation
Suite 1410 – 800 West Pender Street,
Vancouver, B.C., Canada V6C 2V6

Attention: Sandra R. MacKay
                   Corporate Secretary

What materials accompany or are attached to this proxy statement?

The following materials accompany this proxy statement:

1.	Form of proxy card; and
2.	The Company’s Annual Report on Form 10-K.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting

Under rules adopted by the Securities and Exchange Commission, we are now furnishing proxy materials on the Internet in addition to mailing paper copies of the materials to each stockholder of record. Instructions on how to access and review the proxy materials on the Internet can be found on the proxy card or voting instruction form sent to stockholders of record. The 2010 Annual Report and this Proxy Statement can be accessed on the Company’s website at http://www.uranerz.com/2011annualmeeting. Directions for attending the Annual Meeting can also be found at this website.

PROPOSAL 1 — ELECTION OF DIRECTORS

GENERAL QUESTIONS

What is the current composition of the Board?

The current Board is composed of eight directors. One of the incumbent directors, Mr. Richard Holmes, after having served as a director for five years, does not intend to stand for election in order to pursue other business endeavors. The Board will be composed of seven directors following the Annual Meeting. The Company’s current bylaws require the Board to have at least one and no more than twelve Directors.

Is the Board divided into classes? How long is the term?

No, the Board is not divided into classes. All directors serve one-year terms until their successors are elected and qualified at the next Annual Meeting.

Who is standing for election this year?

The Board of Directors has nominated the following seven current Board Members for election at the 2011 Annual Meeting, to hold office until the 2012 Annual Meeting:

  Glenn Catchpole;
  George Hartman;
  Dennis Higgs;
  Paul Saxton;
  Gerhard Kirchner;
  Peter Bell; and
  Arnold Dyck.

What if a nominee is unable or unwilling to serve?

Should any one or more of these nominees become unable or unwilling to serve, which is not anticipated, the Board may designate substitute nominees, in which event the proxy representatives will vote proxies that otherwise would be voted for the named nominees for the election of such substitute nominee or nominees.

How are nominees elected?

Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the meeting.

The Board recommends a vote FOR each of the nominees.

INFORMATION ON THE BOARD OF DIRECTORS, EXECUTIVE OFFICERS, AND KEY EMPLOYEES

The following table sets forth certain information with respect to our current directors, executive officers and key employees. The term for each director expires at our next annual meeting or until his or her successor is appointed. The ages of the directors, executive officers and key employees are shown as of December 31, 2010.

Name	Current Office with Company	Principal Occupation	Director/Officer Since	Age
Glenn Catchpole	President and Chief Executive Officer; Director	President and Chief Executive Officer, Uranerz Energy Corporation	March 1, 2005	67
George Hartman	Executive Vice- President and Chief Operating Officer; Director	Executive Vice-President and Chief Operating Officer, Uranerz Energy Corporation	May 9, 2005	70

Name	Current Office with Company	Principal Occupation	Director/Officer Since	Age
Dennis Higgs	Executive Chairman	Executive Chairman of the Board, Uranerz Energy Corporation	May 26, 1999	52
Paul Saxton*	Director	President of Lincoln Mining Corporation	October 26, 2004	64
Gerhard Kirchner*	Director	Member, Advisory Board, Mindoro Resources Limited	March 13, 2005	80
Peter Bell*	Director	President of Ezon Healthtech Corporation	May 10, 2006	76
Arnold J. Dyck*	Director	Retired	May 23, 2006	70
Richard Holmes*	Director	Secretary, Treasurer PhosMex Corporation	May 23, 2006	68
Benjamin Leboe	Chief Financial Officer	Chief Financial Officer of Uranerz Energy Corporation	May 23, 2006	65

Kurtis Brown	Senior Vice- President, Exploration	Senior Vice-President, Exploration of Uranerz Energy Corporation	March 8, 2007	60
Douglas Hirschman	Vice President, Lands	Vice President, Lands of Uranerz Energy Corporation	December 6, 2007	57
Sandra MacKay	Vice President, Legal & Corporate Secretary	Vice President, Legal & Corporate Secretary, Uranerz Energy Corporation	July 1, 2009	51

* Indicates that the director is “independent” in accordance with the NYSE Amex Equities Company Guide.

The following is a description of the business background of the nominees for director and current executive officers of Uranerz Energy Corporation.

Mr. Glenn Catchpole was appointed to the Board and became our President on March 1, 2005. Mr. Catchpole is a licensed engineer who holds an M.S. in civil engineering from Colorado State University. He has been active in the uranium solution mining industry since 1978, holding various positions including well field engineer, project manager, general manager and managing director of several uranium solution mining operations.

In 1988 Mr. Catchpole joined Uranerz U.S.A., Inc. and Uranerz Exploration and Mining Ltd. and became Director of Regulatory Affairs, Environmental Engineering and Solution Mining. Mr. Catchpole’s responsibilities included the monitoring and oversight of the environmental and regulatory aspects of two large uranium mines in Canada and the operational aspects of one uranium solution mine in the United States. In 1996 Mr. Catchpole was appointed General Manager and Managing Director of the Inkai uranium solution mining project located in the Republic of Kazakhstan (Central Asia). In 1998 Cameco Corporation acquired Uranerz U.S.A. Inc., and Mr. Catchpole continued his post with the Inkai project. Mr. Catchpole spent six years taking the Inkai project from acquisition through feasibility study, joint venture formulation, government licensing, environmental permitting, design, construction and first phase start-up.

Following his departure from Cameco in 2002, Mr. Catchpole was an independent consulting engineer providing project management to the oil and gas, mining, and construction industries from 2002 until joining our Company in March 2005.

Mr. George Hartman was appointed to the Board of Directors and the role of Executive Vice-President and Chief Executive Officer on May 9, 2005. He has thirty-seven years experience in developing green field projects into mining production companies including both metals and industrial mineral projects. He has an M.S. degree in Mineral Economics (Colorado School of Mines) and a B.S. in Chemistry (University of Denver). Four process patents have been granted in his name. His experience includes thirteen years managing several in-situ recovery uranium mines from green field exploration sites through commercial production.

For the fourteen years prior to joining our Company Mr. Hartman was General Manager for Fort Cady Minerals Corporation where he had complete responsibility for solution mining and process development, permitting, design, procurement, construction, production and property management. Property management included federal mining claims and private leases for a large deposit of borate mineral. Mr. Hartman managed the project from test stage through construction and operation of a demonstration production facility and was also involved with product marketing.

From 1982 to 1989 Mr. Hartman was General Manager, In Situ Leach Projects, for Uranerz U.S.A., Inc. During this period he managed the interests of all in situ uranium projects which Uranerz U.S.A. owned including Ruth, Crow Butte, and North Butte. Under his management, Uranerz U.S.A. served as the contract operator for the successful test solution mining of the Christenson Ranch uranium property now owned by Uranium One. He was on the Uranerz U.S.A. acquisition team that studied potential uranium and precious and base metal properties in Nebraska, Colorado, Texas, New Mexico, Utah, California and Wyoming.

Prior to joining Uranerz USA, Mr. Hartman was president of Ogle Petroleum Inc. from 1979 to 1982 where he was in overall operating charge of this uranium production company that joint ventured with Duke Power on a commercial solution mine in Wyoming. He was responsible for managing the project from green field exploration through commercial production. Mr. Hartman personally designed the processing plant facilities.

Also, previous to his work with Uranerz USA, Mr. Hartman was the Texas Mines Manager for Wyoming Mineral Corporation (Westinghouse) from 1976 to 1979, where he was responsible for the management of two production in situ uranium mines with ion exchange processing plants in Bruni, and Three Rivers, Texas.

Mr. Dennis Higgs is Executive Chairman of the Board of Directors. Mr. Higgs was appointed to the Board of Directors as President and Chief Executive Officer on May 26, 1999, and resigned as President and Chief Executive Officer on March 1, 2005. Mr. Higgs became Executive Chairman of our Board of Directors on February 1, 2006.

Mr. Higgs has been involved in the financial and venture capital markets in Canada, the United States and Europe for over twenty-five years. He founded his first junior exploration company in 1983 and took it public through an initial public offering in 1984. Since then, Mr. Higgs has been involved in the founding, financing and initial public listing of several companies.

In July 1990, Mr. Higgs established Senate Capital Group Inc., a private venture capital company which provides management consulting and investor relations services.

Mr. Paul Saxton was appointed to the Board of Directors on October 26, 2004. Mr. Saxton is a mining engineer who also holds an MBA from the University of Western Ontario. He has been active in the mining industry since 1969, holding various positions including mining engineer, mine superintendent, president and chief executive officer of numerous Canadian mining companies.

Following 10 years with Cominco, Mr. Saxton became vice-president and president of Mascot Gold Mines Ltd. (from 1983 to 1986), initially working on the design and construction of the Nickel Plate mine in British Columbia, Canada. Subsequently Mr. Saxton became a vice-president of Corona Corporation from 1986 to 1987 where he was responsible for western operations and exploration for the company. In 1989, Mr. Saxton was appointed senior vice-president of Viceroy Resource Corporation where he was responsible for helping to obtain financing and the construction and operations of the Castle Mountain mine in California. In 1994, Mr. Saxton was appointed as president of Loki Gold Corporation and Baja Gold Inc. where he was responsible for arranging over $45 million in mine financing and bringing the Brewery Creek Gold mine into production. Loki Gold, Baja Gold and Viceroy Resource Corp. were merged in 1996 and Mr. Saxton became President of Viceroy at that time.

Following his departure from Viceroy in 1998, Mr. Saxton became president of Standard Mining Corp., organizing the company and supervising its exploration activities until 2001, when Standard Mining Corp. was merged with Doublestar Resources Ltd.

Mr. Saxton is currently president and chief executive officer and a director of Lincoln Mining Corporation, a company engaged in mineral exploration in the States of Nevada and California and in Chihuahua, Mexico. Lincoln Mining shares are traded on the TSX Venture exchange.

Mr. Saxton chairs the Company's Corporate Governance & Nominating Committee and is a member of the Compensation Committee.

Dr. Gerhard Kirchner was appointed to the Board March 13, 2005. Dr. Kirchner has over 30 years of international mine development and management experience including 20 years with Uranerz Exploration and Mining Ltd. ("UEM" ) (from 1975 to 2005). At UEM, Dr. Kirchner spent nine years as General Manager and 11 years as Senior Vice President. He and his team were responsible for the Key Lake uranium discovery and the engineering and development of projects such as the Midwest uranium deposit, Eagle Point North uranium deposit, Star Lake gold deposit and the Crow Butte ISL uranium deposit.

Previous to his work with UEM, Dr. Kirchner spent six years developing and managing the Kamoto Mine in Kolwezi, Zaire from (1968 to 1974); six years consulting on mining and civil engineering projects in several countries including Surinam, Nigeria, Congo, Saudi Arabia and Austria (from 1962 to 1968); five years as a mine superintendent and exploration manager in Greenland (from 1957 to 1962) where he discovered the Molybdenum Porphyry Erzberg.

Dr. Kirchner is a member of the advisory board of Mindoro Resources Limited, a public company whose shares are listed on the TSX Venture Exchange and the Frankfurt Exchange. During the period June 2004 to January 2008, Dr. Kirchner was a member of Mindoro's Board of Directors and served as its Chairman of the Board.

Dr. Kirchner received a multidisciplinary education in mining engineering and economic geology and a Doctorate in Mining Sciences from the University of Leoben, Austria.

Dr. Kirchner is a member of the Company's Audit and Corporate Governance & Nominating Committees.

Mr. Arnold Dyck was appointed to the Board of Directors on May 10, 2006. Mr. Dyck was employed at Uranerz Exploration and Mining Limited from 1977 to 1998. Mr. Dyck progressed through various positions with Uranerz Canada Limited, Uranerz Exploration and Mining Limited, and Uranerz U.S.A. Inc. to become the Senior Vice-President and Chief Financial Officer for the Uranerz group of companies. He also served as a member of the board of directors for Uranerz U.S.A. Inc. and as chairman of the board with a subsidiary mining company. None of Uranerz Exploration and Mining Limited, Uranerz Canada Limited, Uranerz U.S.A. nor any of the original Uranerz group of companies is connected with, or a predecessor company to Uranerz Energy Corporation. The original Uranerz group of companies was acquired by Cameco, the world's largest primary uranium producer, in 1998.

Mr. Dyck is a graduate of the Registered Industrial Accountant education program and was awarded the designation of certified Management Accountant in 1975.

Mr. Dyck chairs the Company's Audit Committee and is a member of its Corporate Governance & Nominating and Compensation Committees.

Mr. Peter Bell was appointed to the Board of Directors on May 10, 2006. Mr. Bell practiced as a licensed pharmacist until 1968. Since that time he has been a self-employed consultant and a director and member of a number of private and public companies and professional organizations. Mr. Bell has been a director of Current Technology Corporation which markets an electrostatic hair maintenance and re-growth process, since 1992. Since 1997, Mr. Bell has been a director and is the President of Ezon Healthtech Corporation, a private company that is involved in the development of a graphic labeling system for pharmaceutical products.

Mr. Bell has provided a wide range of consulting services to businesses and health care companies and organizations. These consulting services have included: sales management and reorganization of sales forces; regional market development and marketing strategy; opinion surveys and market analysis; product market development; business immigration program presentations; management studies, and development and growth of public corporations.

Mr. Bell holds a Bachelor of Science Degree in Pharmacy from the University of Manitoba and a Masters in Business Administration from the University of Western Ontario.

Mr. Bell is the Chair of the Compensation Committee and a member of the Audit Committee.

Mr. Benjamin Leboe was appointed as the Company's Chief Financial Officer on May 23, 2006 and acted as our Corporate Secretary from October, 2006 to December, 2007 and from January 2009 to July 2009. Mr. Leboe was a Senior Consultant, management consulting, of the Business Development Bank of Canada from January 2005 to February 2006. Previously, from 1994 to 2004, Mr. Leboe was a senior financial officer and executive in public companies based in Vancouver and Montreal.

Mr. Leboe has been the Principal of Independent Management Consultants of British Columbia from 1990 to date. Mr. Leboe was previously vice-president and chief financial officer of VECW Industries Ltd. from 1990 to 1993, concurrently, and a partner of KPMG Consulting from 1978 to 1990. Mr. Leboe received his Bachelor of Commerce degree from the University of British Columbia. Mr. Leboe is a Chartered Accountant and a Certified Management Consultant in the Province of British Columbia.

Mr. Kurtis Brown, a thirty-five year veteran of the mining industry, was appointed Senior Vice-President in March 2007. Immediately prior to joining Uranerz, Mr. Brown was Health, Safety and Environmental Manager for Kellogg, Brown & Root, a natural gas producer. Mr. Brown also has five years experience as an independent geological consultant. In his previous employment, Mr. Brown assisted with the start up of the Christensen Ranch ISR commercial uranium mine now owned by Uranium One. Mr. Brown earned his Bachelor of Arts Degree in Geology from the University of Wyoming and is a Wyoming State certified Professional Geologist and Safety Professional.

Mr. Douglas Hirschman was appointed Vice-President, Lands in December 2007. From January 2006 to June 2007 Mr. Hirschman was Manager of Lands, International Newmont Gold Corporation. He was an independent Consulting Landman from 2002 through 2005 and has over thirty years of experience in the mineral exploration industry. Mr. Hirschman holds a Bachelor of Science Degree in Business Management from the University of Wyoming.

Ms. Sandra MacKay joined the Company on July 1, 2009. Ms. MacKay has over twenty five years of experience practicing corporate commercial law. In her previous employment Ms. MacKay has acted as in-house and external counsel to both public and private companies in a variety of industries. Ms. MacKay was appointed Corporate Secretary of the Company on July 1, 2009 and Vice President, Legal on July 1, 2010. Ms. MacKay obtained her bachelor of law degree from the University of British Columbia in 1983 and was admitted to the British Columbia bar in 1984.

None of our executive officers or key employees is related by blood, marriage or adoption to any other director or executive officer.

To our knowledge, there is no arrangement or understanding between any of our officers and any other person pursuant to which the officer was selected to serve as an officer.

Advisory Board

We have an advisory board comprised of two professional geologists.

Dr. Franz J. Dahlkamp has over 45 years experience as an economic geologist, with specific emphasis in uranium. He started as an economic geologist with several mining companies in Germany and abroad. In 1968 he began working with the Uranerz group of companies and by 1974 he became the head of their exploration department. While at Uranerz he organized and established the Uranerz group of subsidiary companies for uranium exploration in Australia, Canada, and the U.S.A., and conducted reconnaissance surveys for uranium worldwide.

Since 1978 Dr. Dahlkamp has been consulting for mining companies, utilities, and national and international institutions including the International Atomic Energy Agency. From 1978 to 2002, Dr. Dahlkamp lectured at the Universities of Leoben and Salzburg, Austria, and Munich, Germany (on uranium deposits: geology, economics, and exploration).

Dr. Dahlkamp has published numerous articles and three books on the subject of uranium geology.

Dr. Dahlkamp has a PhD (1958), a Dr. of Science (Habilitation 1979), and is an Honorary Chair (Honorary-Professor) at the Mining-University of Leoben (1990).

Dr. Gerhard Ruhrmann has over 30 years experience as an exploration and mine geologist. From 1976 to 1992, he worked for major uranium producers in positions responsible for exploration management in a wide variety of geological systems and the development of exploration tools for high-grade unconformity-related uranium deposits.

In 1993, Dr. Ruhrmann joined the consulting branch of the Uranerz group of companies, accepting exploration and mine reclamation assignments in Eastern Europe, Central and Southeast Asia, Australasia, Africa and North America. In 2001 he co-authored a book on environmental mine management. Since 2003, he has practiced as an independent consultant to the mining industry, governments and international agencies.

Dr. Ruhrmann holds a doctorate degree in earth sciences from the University of Tuebingen, Germany. Dr. Ruhrmann has been a lecturer on mineral exploration at the University of Loeben, Austria, since 2001.

Arrangements between Officers and Directors

To our knowledge, there is no arrangement or understanding between any of our officers and any other person, including Directors, pursuant to which the officer was selected to serve as an officer.

Family Relationships

None of our Directors is related by blood, marriage, or adoption to any other Director, executive officer, or other key employees.

Legal Proceedings

The Company is not aware of any material legal proceedings to which any director, officer or affiliate of the Company, or any owner of record or beneficially of more than five percent of common stock of the Company, or any associate of any director, officer, affiliate of the Company, or security holder is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

The Company is not aware of any of its directors or officers being involved in any legal proceedings in the past ten years relating to any matters in bankruptcy, insolvency, criminal proceedings (other than traffic and other minor offenses) or being subject to any of the items set forth under Item 401(f) of Regulation S-K.

Director Qualification and Background

The Company's Corporate Governance and Nominating Committee identify candidates for nomination to the Board of Directors. The Company does not have a formal policy with respect to evaluation of nominees, however, it has been the Company's practice to seek to compose a Board of Directors which bring a full complement of skills and attributes and experience to the Board and in this respect the Company looks for a diverse range of attributes and qualifications among its Board candidates. These include: financial acumen, previous public company governance experience, experience in the uranium industry, sound business experience, government relations experience, investor relations experience, sales and marketing experience, ISR mining experience, and knowledge of the nuclear power industry. Each candidate is not expected to have each of these elements but rather the Corporate Governance and Nominating committee seeks to nominate a group which, in the aggregate, is comprised of individuals who contribute the full range of such experience and qualifications. Additionally, each nominee is expected to display: a commitment to good governance and the protection of shareholders interests, demonstrated leadership skills, and effective communication skills. Nominees who have previously served as directors are also evaluated on the basis of their attendance record and their dedication to fulfillment of their responsibilities as a director of the Company.

In developing its recommendation as to the nominees to the Board of Directors for 2011, the Corporate Governance & Nominating Committee concluded that the proposed nominees should each serve as a director based on the following particular experience, qualifications and attributes of each director.

Mr. Glenn Catchpole is recommended as a nominee to the Board because of the following particular qualifications: extensive experience in the uranium industry, extensive government relations experience, proven business acumen, proven leadership abilities, strong interpersonal skills, a demonstrated ability to manage personnel and a proven ability to take projects from exploration stage through production start up.

Mr. George Hartman is recommended as a nominee to the Board because of the following particular qualifications: extensive experience in the uranium industry, extensive experience in managing ISR uranium mines from greenfield exploration to commercial production demonstrated ability to manage projects and personnel; demonstrated experience in negotiation with utility companies and other third parties; effective leadership and management skills; and strong interpersonal skills.

Mr. Dennis Higgs is recommended as a nominee to the Board because of the following particular qualifications: significant experience in the raising of capital in the public markets, proven experience in forming companies and taking them from start-up to viability, significant experience in mergers & acquisitions and financings, experience in the mining industry and previous experience as a director of a public company, understanding of US and Canadian securities laws and regulations, demonstrated leadership and interpersonal skills; and strong presentation and communication skills.

Mr. Paul Saxton is recommended as a nominee to the Board because of the following particular qualifications and attributes: Mr. Saxton is a professional engineer with extensive experience in the mining industry, including working as a mine superintendent and a chief executive officer of a number of Canadian mining companies. Mr. Saxton has considerable previous public company director experience and experience raising capital in the public markets.

Dr. Gerhard Kirchner is recommended as a nominee to the Board because of the following particular qualifications and attributes: over thirty years of mine development and management experience, twenty of which have been in the uranium industry. Dr. Kirchner also has previous public company board experience, considerable investor relations experience and knowledge; his consultancy experience includes advising on mining and engineering projects worldwide.

Mr. Arnold Dyck is recommended as a nominee to the Board because of the following particular qualifications and attributes: Mr. Dyck is a Certified Management Accountant and is qualified as a “financial expert” as defined for Audit Committee purposes by applicable securities legislation. Mr. Dyck is knowledgeable in best audit committee practices and has previously served on the boards of directors of subsidiary companies of public companies. Mr. Dyck’s management and professional experience includes working within the uranium mining industry for the original Uranerz group of companies in a professional capacity and ultimately as a member of the board of directors of certain companies within that group.

Mr. Peter Bell is recommended as a nominee to the Board because of the following particular qualifications and attributes: Mr. Bell has considerable experience as a director of both public and private companies and professional organizations. Mr. Bell has broad business experience including having provided a broad range of consulting services to businesses in respect of marketing and sales efforts, business growth and development.

The Corporate Governance & Nominating Committee also evaluates each candidate in respect of whether their personal and professional schedules allow them to dedicate sufficient time to governance of the Company and in each case the above nominees have demonstrated consistent conscientiousness in devoting their time and energies to the affairs of the Company.

CORPORATE GOVERNANCE

CORPORATE GOVERNANCE PRACTICES

We believe that effective corporate governance is critical to our long-term success and our ability to create value for our shareholders. We regularly review our corporate governance practices, monitor emerging developments in corporate governance and update our policies and procedures when our Board determines that it would benefit the Company and our shareholders to do so. We also monitor our corporate governance policies and practices to maintain compliance with the provisions of the Sarbanes-Oxley Act of 2002, the rules of the Securities and Exchange Commission, the corporate governance standards of the NYSE Amex Equities Exchange (the “NYSE Standards”) and applicable Canadian requirements.

We maintain a corporate governance page on our website that includes key information about our approach to corporate governance: our Code of Business Conduct and Ethics and the charters for the Audit, Corporate Governance & Nominating and Compensation Committees of our Board, all of which can be found at www.uranerz.com by clicking on “Corporate Governance” under the heading “Corporate Info.”.

BOARD OF DIRECTORS CONSTITUTION

The Company’s current bylaws require the Board to have at least one and no more than twelve Directors. The current Board is composed of eight Directors. A Board of seven Directors is being proposed for 2011.

Director Independence

We had eight Directors at December 31, 2010, including five independent Directors, as follows:

Glenn Catchpole
George Hartman
Dennis Higgs
Paul Saxton, independent

Gerhard Kirchner, independent
Peter Bell, independent
Arnold Dyck, independent
Richard Holmes, independent

Consistent with NYSE Standards, the Board assesses the independence of its members not less than annually. The Board applies the requirements for independence set out in section 803A of the NYSE Amex Equities Exchange Company Guide and considers all relevant facts and circumstances in making its assessment.

In addition to the independence requirements set out above, the Company’s Code of Business Conduct and Ethics specifically addresses conflict of interest situations involving Directors. Pursuant to our Code of Business Conduct and Ethics, all Uranerz Directors are required to act in the best interests of the Company and to avoid conflicts of interest.

With the assistance of the Corporate Governance & Nominating Committee, the Board of Directors has considered the relationship of the Company to each of the nominees for election by the shareholders and has determined that four of the seven nominees for election as Directors at the Meeting are independent (Messrs. Bell, Dyck and Saxton and Dr. Kirchner). The three nominees who are not independent (Messrs. Catchpole, Hartman and Higgs) are officers of the Company and members of management.

MEETINGS OF THE BOARD AND BOARD MEMBER ATTENDANCE AT ANNUAL MEETING

Action by the Board of Directors or Committees of the Board may be taken at in-person meetings, at meetings held by conference call, or by unanimous written consent. During the fiscal year ended December 31, 2010, the Board held five meetings in person or by teleconference. During 2010, the attendance record of Board members was as follows: seven Directors attended 100% of Board meetings and one Director was absent for one meeting such that his attendance record was 80%. At regular Board meetings the Board holds sessions at which the independent Directors meet in the absence of management Directors.

Board members are not required, but are expected to make every effort, to attend the annual meeting of stockholders. All Board members attended last year’s annual meeting. All seven current Board members who are nominated for election are expected to attend the 2011 Annual Meeting.

COMMUNICATIONS TO THE BOARD

Stockholders who are interested in communicating directly with members of the Board, or the Board as a group, may do so by writing directly to the individual Board member c/o Corporate Secretary, Sandra R. MacKay, at Uranerz Energy Corporation, Suite 1410 – 800 West Pender Street, Vancouver, B.C., Canada V6C 2V6. The Company’s Corporate Secretary will forward communications directly to the appropriate Board member. If the correspondence is not addressed to a particular member, the communication will be forwarded to a Board member to bring to the attention of the Board. The Company’s Corporate Secretary will review all communications before forwarding them to the appropriate Board member.

BOARD LEADERSHIP STRUCTURE

The Board has reviewed our Company’s current Board leadership structure in light of the composition of the Board, the company’s size, the nature of the company’s business, the regulatory framework under which the Company operates, the Company’s shareholder base, the Company’s peer group and other relevant factors. Considering these factors the Company has determined to have a separate Chief Executive Officer and Chairman of the Board, which is our Executive Chairman. We have determined that this structure is currently the most appropriate Board leadership structure for our Company. The Board noted the following factors in reaching its determination:

  The Board acts efficiently and effectively under its current structure.

  A structure of a separate Chief Executive Officer and Executive Chairman puts the Company in the best position to be aware of major issues facing the Company on a day-to-day and long-term basis, and still ensure that the Company is in the best position to identify key risks and developments facing the Company and have those risks and developments brought promptly to the Board’s attention.

  This structure eliminates the potential for confusion and duplication of efforts, including among employees.

  Companies within the Company’s peer group utilize similar Board structures.

The Company does not have a lead independent director. Given the size of the Board, the Board believes that the presence of four independent directors out of the seven directors on the Board (which will be the size of the Board immediately following the Annual Meeting), which independent directors sit on the Board’s committees, is sufficient independent oversight of the Executive Chairman and Chief Executive Officer. The independent directors work well together in the current board structure and the Board does not believe that selecting a lead independent director would add significant benefits to the Board oversight role.

THE BOARD OF DIRECTORS’ ROLE IN RISK MANAGEMENT OVERSIGHT

The understanding, identification and management of risk are essential elements for the successful management of the Company.

Risk oversight begins with the Board of Directors and the Audit Committee. The Audit Committee reviews and discusses policies with respect to risk assessment and risk management. The Audit Committee also has oversight responsibility with respect to the integrity of the Company’s financial reporting process and systems of internal control regarding finance and accounting, as well as its financial statements.

At the management level, an internal audit provides reliable and timely information to the Board and management regarding the Company’s effectiveness in identifying and appropriately controlling risks. Annually, management presents to the Audit Committee a report summarizing the review of the Company’s methods for identifying and managing risks.

Additionally, our Corporate Governance & Nominating Committee reviews the risks related to succession planning and the independence of the Board of Directors. The Compensation Committee reviews the risks related to our various compensation plans.

In the event that a committee is allocated responsibility for examining and analyzing a specific risk, such committee reports on the relevant risk exposure during its regular reports to the entire Board to facilitate proper risk oversight by the entire Board.

Based on a review of the nature of operations, we do not believe that any areas of the Company are incented to take excessive risks that would likely have a material adverse effect on our operations.

BOARD COMMITTEES

Our Board of Directors has established four committees: a Marketing Committee, and three standing committees: an Audit Committee, a Compensation Committee, and a Corporate Governance & Nominating Committee.

The information below sets out the current members of each of Uranerz’ Board Committees and summarizes the functions of each of the Board Committees in accordance with their mandates.

Audit Committee

We have a standing Audit Committee, established in accordance with section 3(a) (58) (A) of the Securities Exchange Act of 1934, as amended. The Committee's charter complies with Rule 10A-3 and the requirements of the NYSE Amex Equities Exchange. Our Audit Committee is comprised of four Directors all of whom, in the opinion of the Company's Board of Directors, are independent (in accordance with Rule 10A-3 and the requirements of Section 803B of the NYSE Amex Equities Company Guide): Arnold Dyck (Chair), Peter Bell, Richard Holmes and Gerhard Kirchner. Mr. Arnold Dyck satisfies the requirement of a "financial expert" as defined under Item 407(d) (5) of Regulation S-K and is, in the opinion of the Company's Board of Directors, "independent" as that term is used in section 803B of the NYSE Amex Equities Company Guide and rule 10A-3 (b) (I) of the Securities Exchange Act of 1934, as amended.

Our Audit Committee meets with our management and our external auditors to review matters affecting financial reporting, the system of internal controls over financial reporting and the audit procedures and audit plans. Our Audit Committee reviews our significant financial risks, is involved in the appointment of senior financial executives and annually reviews any off-balance sheet transactions.

Our Audit Committee monitors our audit and the preparation of financial statements and all financial disclosure contained in our SEC filings. Our Audit Committee appoints our external auditors, monitors their qualifications and independence and determines the appropriate level of their remuneration. The external auditors report directly to the Audit Committee. Our Audit Committee has the authority to terminate our external auditors' engagement and approve in advance any services to be provided by the external auditors that are not related to the audit.

The Committee's mandate requires the Committee to evaluate the functioning of the Committee on an annual basis. The Committee also reviews its mandate annually.

During the fiscal year ended December 31, 2010, the Audit Committee met six times. All of the members of the Audit Committee attended all of the meetings held in 2010. A copy of the Audit Committee charter can be found on the Company's website at: www.uranerz.com.

Audit Committee Report

The Company's Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors (the "Board" ). During 2010 the Committee had three members. An additional fourth member was added to the Committee in March of 2011. Each member is "independent" as determined under Rule 10A-3 of the United States Securities Exchange Act of 1934, as amended, and the rules of the NYSE Amex Equities Exchange. The Committee operates under a written charter adopted by the Board.

The Committee assists the Board by overseeing the (1) integrity of the Company's financial reporting and internal control, (2) independence and performance of the Company's independent auditors, and (3) provides an avenue of communication between management, the independent auditors, and the Board.

In the course of providing its oversight responsibilities regarding the 2010 financial statements, the Committee reviewed the 2010 audited financial statements, which appear in the 2011 Annual Report to Shareholders, with management and the Company's independent auditors. The Committee reviewed accounting principles, practices, and judgments as well as the adequacy and clarity of the notes to the financial statements.

The Committee reviewed the independence and performance of the independent auditors who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, and such other matters as required to be communicated by the independent auditors in accordance with Statement of Auditing Standard 114 – the Auditor's Communication with Those Charged with Governance.

The Committee reviews the independent auditors' audit plan, scope and timing, not less than annually. The Committee has received the written disclosures and the letter from the independent auditors required by applicable standards of the Public Company Accounting Oversight Board for independent auditor communications with Audit Committees concerning independence as may be modified or supplemented, concerning its independence as required under applicable standards for auditors of public companies.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in the Annual Report to the Securities and Exchange Commission on Form 10-K for the year ended December 31, 2010. The Committee and the Board have also recommended the selection of Manning Elliot LLP as independent auditors for the Company for the year 2011.

Submitted by the Audit Committee Members
Arnold Dyck, Chairman
Peter Bell
Richard Holmes
Gerhard Kirchner

Compensation Committee

We have a standing Compensation Committee comprised of three directors all of whom, in the opinion of the Company's Board of Directors, are independent (under the requirements of the NYSE Amex Equities Company Guide): Peter Bell (Committee Chair), Arnold Dyck, and Paul Saxton. We have a Compensation Committee charter that complies with the requirements of the NYSE Amex Equities Exchange. Our Compensation Committee is responsible for considering and authorizing terms of employment and compensation of executive officers and providing advice on compensation structures. Our Chief Executive Officer may not be present during the voting determination or deliberations in respect of his compensation. In addition, our Compensation Committee reviews both our overall salary objectives and significant modifications made to employee benefit plans, including those applicable to executive officers. The Committee is also responsible for reviewing and making recommendations to the Board with respect to succession planning for the Chief Executive Officer, the Executive Chairman, the Chief Operating Officer and the Chief Financial Officer.

The Committee is responsible for administration of the Company's Stock Option Plan. The Committee authorizes the granting of stock options and determines the number of shares covered by each grant and the terms and conditions of the option, subject to the provisions of the Stock Option Plan.

The Committee also reviews the remuneration of independent directors from time to time to ensure that it properly reflects the responsibilities associated with being an effective independent Director.

The Committee's mandate requires the Committee to evaluate the functioning of the Committee on an annual basis. The Committee also reviews its mandate annually.

During the fiscal year ended December 31, 2010, the Compensation Committee met three times. All of the members of the Compensation Committee attended all of the meetings held in 2010. In addition the Committee rendered certain decisions by way of consent resolutions in writing during the course of the year. A copy of the Compensation Committee charter can be found on the Company's website at www.uranerz.com.

Corporate Governance & Nominating Committee

We have a standing Corporate Governance & Nominating Committee comprised of three directors all of whom, in the opinion of the Company's Board of Directors, are independent (under the requirements of the NYSE Amex Equities Company Guide): Paul Saxton (Committee Chair), Arnold Dyck and Gerhard Kirchner. We have a Corporate Governance & Nominating Committee charter that complies with the requirements of the NYSE Amex Equities Exchange's requirements. Our Corporate Governance Committee is responsible for developing our approach to corporate governance issues.

The Committee evaluates the qualifications of potential candidates for director and recommends to the Board nominees for election at the next annual meeting or any special meeting of stockholders, and any person to be considered to fill a Board vacancy resulting from death, disability, removal, resignation or an increase in Board size. During 2010 the Committee developed a board member skills matrix which identifies those personal attributes which each Board nominee is expected to possess as well as the range of professional and business experience which it is felt the Board should possess in the aggregate. The Committee refers to the skills matrix in its evaluation of individual Directors and in its process for selecting and evaluating potential candidates to the Board of Directors. Candidates for the Board are required to demonstrate five personal attributes: he or she must adhere to the highest standards of ethics and integrity, be a team player, be independent-minded, have strong business acumen and a thorough understanding of the fiduciary duties of a director. Additionally, the Committee seeks to find candidates for the Board which display some or all of these skills and attributes: uranium mining industry experience, financial expertise or literacy, strategic planning experience, investment banking or capital raising experience, human resources knowledge, public company board experience, government relations experience, marketing experiences and a mindset for risk management and oversight.

The Company does not have a formal policy regarding diversity in the selection of nominees for directors. The Corporate Governance & Nominating Committee does however consider diversity as part of its overall selection strategy. In considering diversity of the Board as a criteria for selecting nominees, the Corporate Governance & Nominating Committee takes into account various factors and perspectives, including differences of viewpoint, professional experience, education, skills and other individual qualities and attributes that contribute to Board heterogeneity, as well as race, gender and national origin. The Corporate Governance & Nominating Committee seeks persons with leadership experience in a variety of contexts and, among public company leaders, across a variety of industries. The Corporate Governance & Nominating Committee believes that this expansive conceptualization of diversity is the most effective means to implement Board diversity. The Corporate Governance & Nominating Committee will assess the effectiveness of this approach as part of its annual review of its charter.

Shareholder nominees are subject to the same consideration as nominees selected by the Committee or the Board. The Committee does not have a set policy for whether or how shareholders are to recommend nominees for consideration by the Board. No shareholder or shareholders holding 5% or more of the Company’s outstanding stock, either individually or in aggregate, recommended a nominee for election to the Board during this past year.

The Corporate Governance & Nominating Committee is responsible for evaluating the functioning of the Board and its Committees on an annual basis, and making recommendations to the full Board as appropriate.

The Corporate Governance & Nominating Committee oversees the Board education program and evaluates and recommends educational programs to independent Board members. During 2010, four of the five independent Board members attended director education programs.

All of the Nominees included on the proxy card accompanying this proxy statement were nominated by the Corporate Governance & Nominating Committee and were recommended by the Company’s current Board of Directors.

The Committee’s mandate requires the Committee to evaluate the functioning of the Committee on an annual basis. The Committee also reviews its mandate annually.

During the fiscal year ended December 31, 2010, the Corporate Governance & Nominating Committee met twice. All of the members of the Corporate Governance & Nominating Committee attended all of the meetings held in 2010. A copy of the Corporate Governance & Nominating Committee charter can be found on the Company’s website at www.uranerz.com.

Marketing Committee

We have a Marketing Committee comprised of two directors with expertise in the uranium industry: George Hartman and Arnold Dyck. The Marketing Committee is not a standing committee but rather a special committee responsible for developing our strategic approach to marketing and negotiation of strategic sales contracts. The Corporate Governance & Nominating Committee evaluates the benefit of and need for a Marketing Committee of the Board on an annual basis. That review will next occur at the end of 2011.

DIRECTOR COMPENSATION

Director Compensation - 2010

Fees
	Earned or			Non-Equity	Non- Qualified
Name	Paid in	Stock	Option	Incentive Plan	Compensation	All Other
	Cash	Awards	Awards	Compensation	Earnings	Compensation	Total
	($)	($)	($)	($)	($)	($)	($)
			Note (1)			Note (2)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Gerhard Kirchner	22,500	23,658	123,164	169,322
Paul Saxton	22,500	23,658	94,326	140,484
Arnold Dyck	51,500	23,658	142,464	217,622
Peter Bell	34,000	23,658	142,464	200,122
Richard Holmes	28,500	23,658	131,496	183,654

1.

Option award compensation is the fair value for stock options granted during the period, a notional amount estimated at the date of the grant using the Black-Scholes option-pricing model. All options were priced at the market price of common shares on the date of the grant. The actual value received by the directors may differ materially from that reported herein.

2

Other compensation is the fair value for modifying unexercised stock options on March 3, 2010, a notional amount estimated at the date of the modification using the Black-Scholes option-pricing model. All options were priced at the market price of common shares on the date of the modification. The actual value received by the directors may differ materially from that reported herein.

Director Compensation - 2009

	Fees
	Earned or			Non-Equity	Non- Qualified
Name	Paid in	Stock	Option	Incentive Plan	Compensation	All Other
	Cash	Awards	Awards	Compensation	Earnings	Compensation	Total
	($)	($)	($)	($)	($)	($)	($)
			Note (1)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Gerhard Kirchner	8,500		20,179				28,679
Paul Saxton	9,000		20,179				29,179
Arnold Dyck	51,000		20,179				71,179
Peter Bell	20,000		20,179				40,179
Richard Holmes	17,000		20,179				37,179

1.

Option award compensation is the fair value for stock options granted during the period, a notional amount estimated at the date of the grant using the Black-Scholes option-pricing model. All options were priced at the market price of common shares on the date of the grant. The actual value received by the directors may differ materially from that reported herein.

Director Compensation Agreements and Summary of Director Compensation Policies

During the year ended December 31, 2010, the Company compensated its independent directors as follows:

For Board meeting attendance: $1,000 per meeting ($500 per telephone meeting) plus:

Annual Board retainer: $12,000 per year.

For Committee service, retainers as follows (no meeting fees)

  Audit Committee: Chair: $11,000/year. Members: $8,000/year.
  Corporate Governance & Nominating Committee: Chair: $3,000/year. Members: $2,000/year.
  Compensation Committee: Chair: $4,500/year. Members: $3,000/year.
  Marketing Committee: Chair: (Nil – Executive). Members: $1,000/day.

Effective April 1, 2011, certain changes were made to the Committee retainers:

  Audit Committee: Chair: $15,000/year. Members: $8,000/year (unchanged)
  Corporate Governance & Nominating Committee: Chair: $4,000/year. Members: $2,500/year.
  Compensation Committee: Chair: $6,000/year. Members: $4,000/year.
  Marketing Committee: unchanged.

OTHER GOVERNANCE MATTERS

Code of Business Conduct and Ethics

We have adopted a corporate Code of Business Conduct and Ethics administered by our Senior Vice President, Finance and Chief Financial Officer, Benjamin Leboe. We believe our Code of Business Conduct and Ethics is reasonably designed to deter wrongdoing and promote honest and ethical conduct, to provide full, fair, accurate, timely and understandable disclosure in public reports, to comply with applicable laws, to ensure prompt internal reporting of code violations, and to provide accountability for adherence to the Code. Our Code of Business Conduct and Ethics provides written standards that are reasonably designed to deter wrongdoing and to promote:

  honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
  full, fair, accurate, timely and understandable disclosure in reports and documents that are filed with, or submitted to, the U.S. Securities and Exchange Commission and in other public communications made by an issuer;
  compliance with applicable governmental laws, rules and regulations;
  prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
  accountability for adherence to the Code.

Our Code of Business Conduct and Ethics is available on our website at www.uranerz.com. We intend to disclose on our website any waiver from a provision of our code of ethics that applies to any of our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions that relates to any element of our Code of Business Conduct and Ethics. No waivers were granted from the requirements of our Code of Business Conduct and Ethics during the year ended December 31, 2010, or during the subsequent period from January 1, 2011, through to the date of this proxy statement.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities and Exchange Act of 1934 requires any person who is our Director or executive officer or who beneficially holds more than 10% of any class of our securities which have been registered with the Securities and Exchange Commission, to file reports of initial ownership and changes in ownership with the Securities and Exchange Commission. These persons are also required under the regulations of the Securities and Exchange Commission to furnish us with copies of all Section 16(a) reports they file.

To our knowledge, based solely on our review of the copies of the Section 16(a) reports furnished to us, all Section 16(a) filing requirements applicable to our Directors, executive officers and holders of more than 10% of any class of our registered securities were timely complied with during the year ended December 31, 2010, other than the following reports:

Name and	Number of	Transactions Not	Known Failures to
Principal Position	Late Reports	Timely Reported	File a Required Form
Dennis Higgs	None	None	None
Glenn Catchpole	None	None	None
Paul Saxton	None	None	None
Gerhard Kirchner	None	None	None
George Hartman	None	None	None
Peter Bell	Two	Two	None
Arnold Dyck	None	None	None
Richard Holmes	None	None	None
Benjamin Leboe	None	None	None
Kurtis Brown	None	None	None
Douglas Hirschman	None	None	None
Sandra MacKay	None	None	None

EXECUTIVE COMPENSATION

Named Executive Officers

Set out below are particulars of the compensation paid to the following persons (the “Named Executive Officers):

(a)	the Company’s Executive Chairman
(b)	the Company’s Chief Executive Officer
(c)	the Company’s Chief Operating Officer
(d)	the Company’s Chief Financial Officer; and
(e)	the Company’s next most highly compensated executive officer.

As at December 31, 2010, we had five Named Executive Officers, whose names and positions held are set out in the Summary Compensation Table below.

Summary Compensation Table

A summary of cash and other compensation paid in accordance with management consulting contracts for our Principal Executive Officer and other Named Executive Officers for the last three fiscal years is as follows:

					Option	Non-Equity	Nonqualified	All
Name and	Year	Salary	Bonus	Stock	Awards	Incentive Plan	Deferred	other
Principal				Awards	(1)	Compensation	Compensation	Comp.	Total
Position		($)	($)	($)	($)	($)	Earnings
							($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Dennis Higgs	2010	180,794			455,111				635,905
Executive	2009	159,200			75,334				231,234
Chairman and	2008	175,900	800		271,733				448,433
Director (2)
Glenn Catchpole	2010	185,400	15,000		460,830				661,230
President/ CEO	2009	180,000	500		86,096				266,596
and Director (3)	2008	180,000	1,000		271,733				452,733
George Hartman	2010	197,760			442,725				640,485
Executive. Vice	2009	190,000	500		75,334				265,834
President/COO	2008	198,000	1,000		271,733				470,733
and Director (4)
Benjamin Leboe	2010	145,730			292,743				438,473
Chief Financial	2009	129,830			75,334				205,164
Officer (5)	2008	126,400	800		271,733				398,933
Kurtis Brown	2010	130,158			199,472			20,000	349,630
VP, Exploration	2009	126,000	500		83,390			20,000	229,890
(6)	2008	123,600	1,000		395,253			28,200	548,053

Notes to Summary of Executive Compensation and Executive Compensation Agreements

1.

Option award compensation is comprised of both: (a) the fair value for stock options awarded during the period, a notional amount estimated at the date of the grant using the Black-Scholes option-pricing model; plus (b) the fair value for modifying, by extending the expiry dates, previously granted unexercised stock options, also a notional amount estimated at the date of the modification, March 3, 2010, using the Black-Scholes option-pricing model. All such options were priced at the market price of common shares on the date of the modification. The actual value received by the executives may differ materially from that reported herein.

2.

Salary is a management fee paid to a private holding company of Mr. Dennis Higgs. Mr. Higgs became Executive Chairman of our Board on February 1, 2006. In 2005 we entered into a consulting agreement with Ubex Capital Inc., wholly owned by Dennis Higgs. Under that agreement the Company currently pays a monthly fee of CDN$15,450 in consideration of the provision of the services of Mr. Higgs as Executive Chairman.

3.

Salary is a management fee paid to a private holding company of Mr. Glenn Catchpole. Mr. Catchpole was appointed President and CEO on March 1, 2005. In 2005 we entered into a consulting agreement with Catchpole Enterprises Inc. Catchpole Enterprises is wholly owned by Glenn and Judy Catchpole. Under that agreement the Company currently pays a monthly consulting fee of US $15,450 in consideration of the provision of the services of Mr. Catchpole as our President and Chief Executive Officer.

4.

Salary is a consulting fee paid to Mr. George Hartman. Mr. Hartmann was appointed Senior Vice President -Mining on May 9, 2005 and subsequently appointed Executive Vice President and Chief Operating Officer. Mr. Hartman is paid for consulting at the rate of $1,030 per day.

5.

Salary is a consulting fee paid to an entity owned by Benjamin Leboe. Mr. Leboe was appointed Chief Financial Officer on May 23, 2006 and Senior Vice President, Finance on June 9, 2010. In 2006 we entered into a consulting agreement with Independent Management Consultants of British Columbia. (IMC). IMC is wholly owned by Benjamin Leboe, our Chief Financial Officer. Under that agreement the Company currently pays for consulting services provided at the rate of CDN$12,360 per month.

6.	Mr. Brown was appointed Senior Vice President, Exploration in August 2007.

Compensation Discussion and Analysis

Oversight of Executive Compensation Program

The Compensation Committee of the Board of Directors oversees the Company’s compensation programs, which are designed specifically for the Company’s most senior executive officers, including the Executive Chairman, Chief Executive Officer, Chief Operating Officer, the Chief Financial Officer and the Vice President, Legal. (collectively, the “senior executive officers”). Additionally, the Compensation Committee is charged with the review and approval of all annual compensation decisions relating to senior executive officers.

The Compensation Committee is composed entirely of independent, non-management members of the Board of Directors. Each year, and at such other times as is necessary, the Company reviews any and all relationships that each director has with the Company, and the Board of Directors subsequently reviews these findings. The Board of Directors has determined that none of the Compensation Committee members have any material business relationships with the Company.

The responsibilities of the Compensation Committee, as stated in its charter, include the following:

  to review and assess the adequacy of the Compensation Committee charter annually and submit any proposed changes to the Board of Directors for approval;

  to produce an annual report on senior executive officer compensation for inclusion in the Company’s proxy statement relating to its annual meeting of stockholders;

  to review and make such recommendations to the Board of Directors as the Compensation Committee deems advisable with regard to all incentive-based compensation plans and equity- based plans;

  to assess the achievement of personal and corporate goals and objectives that are relevant to the compensation of the Company’s senior executive officers;

  to evaluate senior executive officer performance in light of the goals and objectives that were set and determine and recommend senior executive officer compensation based on such evaluation; and

  to review and make recommendations to the Board of Directors with respect to the compensation of the senior executive officers.

Overview of Executive Compensation Program

The Company recognizes that people are our primary asset and our principal source of competitive advantage. In order to recruit, motivate and retain the most qualified individuals as senior executive officers, the Company strives to maintain an executive compensation program that is competitive in the mining industry which is a competitive, global labor market. Although the Company is currently in the exploration stage, in order to achieve our objective of becoming a producer we have drawn primarily upon senior experienced talent from senior companies within the industry or relevant profession. The purpose of the Company’s compensation program is to encourage exceptional organizational and individual performance and to reward senior executive officers for enhancing shareholder value and achieving corporate goals.

In order to accomplish our goals and to ensure that the Company’s executive compensation program is consistent with its direction and business strategy the following compensation objectives underpin the compensation program for our senior executive officers:

  encourage and reward performance which supports the Company’s core values and business objectives;

  provide competitive total compensation and reward programs to enhance the Company’s ability to attract, motivate and retain knowledgeable and experienced senior executive officers; and

  emphasize a “pay for performance” system, in which an individual’s short and long-term compensation and career advancement are dependent upon both individual and Company performance, with an objective of increasing long-term shareholder value.

Compensation Elements and Rationale

There are three basic components to the Company’s executive compensation program: base salary, short term incentive cash awards and long-term incentive equity compensation.

(i) Base Salary

Annual base salary must be considered in the context of the overall compensation package. Generally, the Company will target being competitive within the peer group and market place where we compete for talent, however the Company has taken a conservative position in respect of base salaries which we consider appropriate to the Company’s stage of development. Base salaries of our senior executive officers are relatively low compared to our peer group.

(ii) Short term incentive (Cash)

The objective of the short term incentive program is to put variable pay at risk, motivate the executive officers to achieve pre-determined objectives and provide a means to reward achievement of corporate milestones and fulfillment of the annual business plan. Historically the Company has been conservative in its award of short term incentives which we consider appropriate to the Company’s stage of development. During 2011, as the Company transitions to an operating company, the process for the award of short term incentives will be more formalized. During 2011 corporate and individual goals will be set for each executive officer and any award of short term incentive payments or bonuses will be made after evaluation of demonstrated results measured pursuant to pre-established measurement criteria. As significant corporate milestones are achieved by the Company during 2011 and thereafter, we expect short term incentive compensation awards to become a more significant element of the overall executive officer compensation program and we expect that such awards will be made on terms more consistent with those made by peer group companies to their senior executive officers.

(iii) Long Term Incentive (Equity)

The Company’s long term incentive program provides for the granting of stock options to senior executive officers to both motivate executive performance and retention and align executive officer performance to shareholder value. In awarding long term incentives the Company compares the long term incentive program to that of peer group companies and evaluates such factors as the number of options available in the Stock Option Plan and the number of options outstanding relative to the number of shares outstanding. The Company has historically sought to award stock options on a competitive basis given the conservative position taken in respect of cash compensation components.

(iv) Non-cash compensation

The Company does not currently provide a benefit program such as health and welfare benefits or retirement saving programs to its senior executive officers, although it does make such standard health and welfare programs available to its other employees. During 2011 the Company will consider extending such a program to its senior executive officers in order to ensure its compensation program remains competitive.

Several of the Company's senior executive officers provide services through consulting or management agreements with the Company. Compensation is paid as "consulting" or "management" fees pursuant to these agreements. From the Company's perspective, these services are provided in this manner for flexibility considerations. The Company has determined that it is in the best interests of the Company and its shareholders to maintain consulting and management agreements rather than employment agreements as it decreases the number of actual employees of the Company and ensures that employment of key senior executive officers can be negotiated on an as-needed basis with individualized terms—a vital concern to the Company given the relative costs of management salaries and expenses in a development stage company.

In general terms, our senior executive officer compensation program is intended to operate in an integrated manner to meet our objectives for the program and decisions about each element of the compensation program are made after taking into account the other elements of the program. As an exploration stage company without revenues, our compensation program has provided us with maximum flexibility whereby the Company could conserve cash by paying modest base salaries and modest or no short- term incentive bonuses, whilst utilizing the long term incentive award compensation element to ensuring that the program continued to allow us to recruit, retain and reward the highest caliber of senior executive officers.

Review of Senior Executive Officer Performance

The Compensation Committee reviews, on an annual basis, the overall compensation package for the senior executive officers and evaluates executive officer performance relative to corporate goals. The Compensation Committee has the opportunity to meet with the senior executive officers at various times during the year, which assists the Compensation Committee in forming its own assessment of each individual's performance. Additionally, the Chief Executive Officer provides his evaluation to the Committee of the performance of the other senior executive officers.

During 2010 the Company participated in a mining industry salary survey to which the Compensation Committee referred in assessing the competitiveness of the Company's senior executive officer compensation program. The Committee concluded that the cash compensation elements of its executive officer compensation program, base salaries and short term cash incentives, appeared low relative to peer companies. The Company expects to review all elements of the executive compensation program in 2011 as is considered appropriate to the Company's moving towards revenue production. As such, no base salary increases were not granted to senior executive officers during 2010 and no short term cash incentive bonuses were awarded other than a bonus of $15,000.00 to the Chief Executive Officer. As the Company continues the process of refining and formalizing its short term incentive program the Compensation Committee intends to review base salary levels so that an appropriate balance of pay for performance may be achieved.

Dennis Higgs, Executive Chairman

Mr. Higgs is compensated indirectly through the Company's consulting agreement with Ubex Capital Inc. The Company engaged Ubex in early 2005 to provide business development and strategic planning consulting services and management to create a viable resource company. The Board of Directors considered Mr. Higgs' continuing involvement to be of vital interest to the Company's success and increased Ubex's consulting services over time to the point where Mr. Higgs provides the Company services as a fully involved Executive Chairman. The Board upon recommendation from the Compensation Committee has decided to continue the consulting arrangement to minimize administrative costs and to maintain the certainty and flexibility of contractual arrangements. Mr. Higgs' consulting rate is based on the Board of Directors determination upon recommendation by the Compensation Committee of the value of his expertise to the Company.

Glenn Catchpole, President and Chief Executive Officer

Mr. Catchpole is compensated indirectly through the Company’s consulting agreement with Catchpole Enterprises Inc. (“CEI”). The Company engaged CEI in early 2005 to provide industry expertise and strategic planning consulting services and full-time executive management to create a viable resource company. The Board of Directors and the Compensation Committee considers Mr. Catchpole’s continuing involvement to be of vital interest to the Company’s success as President and Chief Executive Officer. The Board has chosen the consulting arrangement to minimize administrative costs and to maintain the certainty and flexibility of contractual arrangements. Mr. Catchpole’s consulting rate is based on the Board of Directors determination upon recommendation by the Compensation Committee of the value of his expertise to the Company.

George Hartman, Executive Vice President and Chief Operating Officer

The Company’s compensation policy for Mr. Hartman is based on days spent consulting for the Company. The Board of Directors and the Compensation Committee believes that this provides the Company with greater flexibility in controlling expenses. Mr. Hartman’s services as Executive Vice-President and Chief Operating Officer entail a varying degree of attention to the Company’s exploration and development activities. Mr. Hartman has extensive expertise in the area of mining production, including specifically, in-situ recovery of uranium, which expertise is very valuable to the Company. Mr. Hartman’s consulting rate is based on the Board of Directors determination upon recommendation by the Compensation Committee of the value of his expertise to the Company.

Benjamin Leboe, Senior Vice President, Finance and Chief Financial Officer

The Company’s compensation policy for Mr. Leboe, as Principal of Independent Management Consultants of British Columbia is based on time spent consulting for the Company. The Board of Directors and the Compensation Committee believes that this provides the Company with greater flexibility in controlling expenses. Mr. Leboe’s services as Chief Financial Officer entail a high and specialized degree of attention to the Company’s financial management and reporting activities. Mr. Leboe has extensive expertise in the area of financial management, accounting, business valuation and management consulting, which expertise is very valuable to the Company. Mr. Leboe’s consulting rate is based on the Board of Directors determination upon recommendation by the Compensation Committee of the value of his expertise to the Company.

Grants of Plan-Based Awards - 2010

					All Other
					Stock
	Estimated				Awards:
	Non-Equity	Future		Under	Number of		Award
	(1)	Incentive	Payouts Plan	Awards	Shares of		Date
							Fair Value
							of
					Stock or		Stock and
	Threshold	Target	Maximum		Units (2)		Option
Name	$	$	$		(#)	Award Date	Awards (1)
Dennis Higgs	--	.--		--	70,000	01/05/10	$66,242
Glenn Catchpole	--	--		--	70,000	01/05/10	$66,242
George Hartman	--	--		--	70,000	01/05/10	$66,242
Benjamin Leboe	--	--		--	70,000	01/05/10	$66,242
Kurtis Brown	--	--		--	15,000	01/05/10	$19,708

1.

Option award compensation is the fair value for stock options granted during the period, a notional amount estimated at the date of the grant using the Black-Scholes option-pricing model. All options were priced at the market price of common shares on the date of the grant. The actual value received by the executives may differ materially from that reported herein.

In 2010, stock option grants to directors, officers and employees not yet exercised were extended to expire ten years from the date of the grant. The fair value of this modification attributable to named officers on March 3, 2010 is as follows:

Dennis Higgs	-- $388,869
Glenn Catchpole	-- 394,588
George Hartman	-- 376,483
Benjamin Leboe	--226,500
Kurtis Brown	-- 185,278

Grants of Plan-Based Awards - 2009

					All Other
					Stock
	Estimated				Awards:
	Non-Equity	Future		Under	Number of		Award
	(1)	Incentive	Payouts Plan	Awards	Shares of		Date
							Fair Value
							of
					Stock or		Stock and
	Threshold	Target	Maximum		Units (1)		Option
Name	$	$	$		(#)	Award Date	Awards (1)
Dennis Higgs	--	--		--	140,000	01/05/09	$75,334
Glenn Catchpole	--	--		--	160,000	01/05/09	$86,096
George Hartman	--	--		--	140,000	01/05/09	$75,334
Benjamin Leboe	--	--		--	140,000	01/05/09	$75,334
Kurtis Brown	--	--		--	30,000	01/05/09	$16,143

1.

Option award compensation is the fair value for stock options granted during the period, a notional amount estimated at the date of the grant using the Black-Scholes option-pricing model. All options were priced at the market price of common shares on the date of the grant. The actual value received by the executives may differ materially from that reported herein.

Disclosure Relating to Grants of Plan-Based Awards

In 2010 the Company granted 70,000 stock options to each of Messrs. Higgs, Catchpole, Hartman and Leboe under the Company’s 2005 Nonqualified Stock Option Plan, each exercisable at $1.33 per share of common stock acquirable, expiring January 2020. Mr. Brown was granted 15,000 stock options at the same price and having the same expiry date. The amount of options for the senior executive officers was determined by the Compensation Committee after considering historic grant levels, peer group grant levels, the number of options available for grant, and the number of options outstanding relative to the number of shares outstanding. The stock option grant was intended to be competitive because the base salary and cash incentive portions of the compensation program are acknowledged to be low at present and because the performance of each of the executive officers relative to achievement of corporate objectives was judged in each case to be exemplary. The stock option grant amount was lower than historical levels because the Committee did not wish the number of options outstanding to exceed approximately 10% of the number of common shares of the Company outstanding. Were that not the case the Company would have increased the grant level to the senior executive officers to be more consistent with historic levels and it expects to do so in future years.

In 2009 the Company granted Mr. Higgs, Mr. Catchpole, Mr. Hartman, Mr. Leboe and Mr. Brown stock options under the Company’s 2005 Nonqualified Stock Option Plan. Mr. Higgs, Mr. Hartman and Mr. Leboe each received 140,000 options, exercisable at $0.65 per share of common stock acquirable, expiring November 7, 2015. Mr. Catchpole received 160,000 options, exercisable at $0.65 per share of common stock acquirable, expiring November 7, 2015. Mr. Brown received 30,000 options, exercisable at $0.65 per share of common stock acquirable, expiring November 7, 2015. For a discussion of the terms and conditions of the 2005 Nonqualified Stock Option Plan please see the disclosure under the section heading “Market for Common Equity - 2005 Stock Option Plan”.

In 2008 the Company granted Mr. Higgs, Mr. Catchpole, Mr. Hartman, Mr. Leboe and Mr. Brown stock options under the Company’s 2005 Nonqualified Stock Option Plan. Mr. Higgs, Mr. Catchpole, Mr. Hartman and Mr. Leboe each received 125,000 options, exercisable at $2.64 per share of common stock acquirable, expiring January 7, 2013. Mr. Brown received 25,000 options, exercisable at $2.64 per share of common stock acquirable, expiring January 7, 2013. For a discussion of the terms and conditions of the 2005 Nonqualified Stock Option Plan please see the disclosure under the section heading “Market for Common Equity - 2005 Stock Option Plan”.

In 2010 the Company extended the terms of all of the options described above to a period expiring ten years from the original grant date.

Outstanding Equity Awards to Executives at Fiscal Year-end

		Option Awards						Stock Awards
									Equity
									Incentive
								Equity	Plan
								Incentive	Awards:
						Number		Plan	Market or
						of Shares		Awards:	Payout
			Equity			or Units		Number of	Value of
			Incentive Plan			of Stock	Market	Unearned	Unearned
	Number of	Number of	Awards:			That	Value of	Shares,	Shares,
	Securities	Securities	Number of			Have Not	Shares or	Units or	Units or
	Underlying	Underlying	Securities			Vested	Units of	Other Rights	Other
	Unexercised	Unexercised	Unexercised	Option		(#)	Stock That	That	Rights That
	Options	Options	Unearned	Exercise			Have Not	Have Not	Have Not
	(#)	(#)	Options	Price	Option Expiry		Vested	Vested	Vested
Name	Exercisable	Unexercisable	(#)	($)	Date		($)	(#)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)

	350,000	Nil	Nil	0.75	Jan 6, 2016	Nil	Nil	Nil	Nil
	250,000	Nil	Nil	3.20	Jan 26, 2017	Nil	Nil	Nil	Nil
Dennis	125,000	Nil	Nil	2.64	Jan 7, 2018	Nil	Nil	Nil	Nil
Higgs	140,000	Nil	Nil	0.65	Jan 5, 2019	Nil	Nil	Nil	Nil
	70,000	Nil	Nil	1.33	Jan 5, 2020	Nil	Nil	Nil	Nil

	350,000	Nil	Nil	0.75	Jan 6, 2016	Nil	Nil	Nil	Nil
	250,000	Nil	Nil	3.20	Jan 26, 2017	Nil	Nil	Nil	Nil
Glenn	125,000	Nil	Nil	2.64	Jan 7, 2018	Nil	Nil	Nil	Nil
Catchpole	160,000	Nil	Nil	0.65	Jan 5, 2019	Nil	Nil	Nil	Nil
	70,000	Nil	Nil	1.33	Jan 5, 2020	Nil	Nil	Nil	Nil

	350,000	Nil	Nil	0.75	Jan 6, 2016	Nil	Nil	Nil	Nil
	250,000	Nil	Nil	3.20	Jan 26, 2017	Nil	Nil	Nil	Nil
George	125,000	Nil	Nil	2.64	Jan 7, 2018	Ni	Ni	Nil	Nil
Hartman	140,000	Nil	Nil	0.65	Jan 5, 2019	Nil	Nil	Nil	Nil
	70,000	Nil	Nil	1.33	Jan 5, 2020	Nil	Nil	Nil	Nil

	100,000	Nil	Nil	1.96	May 23, 2016	Nil	Nil	Nil	Nil
	125,000	Nil	Nil	3.20	Jan 26, 2017	Nil	Nil	Nil	Nil
Benjamin	125,000	Nil	Nil	2.64	Jan 7, 2018	Nil	Nil	Nil	Nil
Leboe	140,000	Nil	Nil	0.65	Jan 5, 2019	Nil	Nil	Nil	Nil
	70,000	Nil	Nil	1.33	Jan 5, 2020	Nil	Nil	Nil	Nil

	15,000	Nil	Nil	3.20	Jan 26, 2017	Nil	Nil	Nil	Nil
	250,000	Nil	Nil	3.45	Feb 9, 2017	Nil	Nil	Nil	Nil
Kurtis	25,000	Nil	Nil	2.64	Jan 7, 2018	Nil	Nil	Nil	Nil
Brown	30,000	Nil	Nil	0.65	Jan 5, 2019	Nil	Nil	Nil	Nil
	15,000	Nil	Nil	1.33	Jan 5, 2020	Nil	Nil	Nil	Nil

Option Exercises and Stock Vested in 2010: NIL

Option Exercises and Stock Vested in 2009

	Option Grants		Stock Awards
Number of
	Number of	Value Realized	Shares	Value Realized
	Shares Acquired	on Exercise	Acquired on	on Vesting
Name	on Exercise	($)(1)	Vesting	($)
Dennis Higgs	Nil	Nil	Nil	Nil
Glenn Catchpole	Nil	Nil	Nil	Nil
George Hartman	Nil	Nil	Nil	Nil
Benjamin Leboe	84,000	113,400	Nil	Nil
Kurtis Brown	Nil	Nil	Nil	Nil

     (1)    Nominal value not received unless shares sold.

Compensation Committee Interlocks and Insider Participation

No person who served as a member of the Compensation Committee during fiscal 2010 or 2009 was a current or former officer or employee of the Corporation or engaged in certain transactions with the Company required to be disclosed by regulations of the SEC. Additionally, there were no compensation committee “interlocks” during 2010 and 2009, which generally means that no executive officer of the Corporation served as a director or member of the compensation committee of another entity, which had an executive officer serving as a director or member of the Company’s Compensation Committee.

Pension Benefits

None

Non-Qualified Deferred Compensation

None

Retirement, Resignation or Termination Plans

Officers with contracts for services have notice requirements which permit pay in lieu of notice. In December 2007 we approved a policy whereby officers will receive a termination payment of a multiple of their annual compensation following a change in control of our Company. The multiple used for a change of control payment is five times for officers Higgs, Catchpole and Hartman and three times for all other officers.

Compensation Committee Report

The Compensation Committee oversees the Company’s compensation reporting process on behalf of the Board of Directors. The Committee has four members, each of whom is “independent” as defined in the NYSE Amex Equities Company Guide. The Committee operates under a written charter, revised and adopted by the Board.

The Committee assists the Board of Directors by overseeing the (1) annual review of director and executive officer compensation policies and goals, (2) determining the compensation of directors and executive officers, (3) and providing accurate public disclosure of the Company’s compensation program.

In the course of providing its oversight responsibilities regarding the Company’s compensation of directors and executive officers in 2010, the Committee reviewed and discussed with management the Compensation Discussion and Analysis included in this proxy statement.

Based on the Committee’s review of the Compensation Discussion and Analysis and discussions with the Board of Directors and the Company’s management, the Committee recommended that the Compensation Discussion and Analysis be included in this proxy statement.

Submitted by the following members of the Compensation Committee of the Board of Directors:

Peter Bell
Arnold Dyck
Paul Saxton

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following tables set forth information as of December 31, 2010 regarding the ownership of our common stock by:

  each named executive officer, each director and all of our directors and executive officers as a group;

  each person who is known by us to own more than 5% of our shares of common stock.

The number of shares beneficially owned and the percentage of shares beneficially owned are based on 70,821,433 shares of common stock outstanding as of December 31, 2010.

Beneficial ownership is determined in accordance with the rules and regulations of the Securities and Exchange Commission. Shares subject to options that are exercisable within 60 days following December 31, 2010 are deemed to be outstanding and beneficially owned by the optionee for the purpose of computing share and percentage ownership of that optionee but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Except as indicated in the footnotes to this table, and as affected by applicable community property laws, all persons listed have sole voting and investment power for all shares shown as beneficially owned by them.

DIRECTORS AND EXECUTIVE OFFICERS
Title of Class	Name and Address of Beneficial Owner	Number of Shares of Common Stock	Percentage of (1) Common Stock
Common Stock	Dennis Higgs, Director and Executive Chairman Suite 1410 – 800 West Pender St. Vancouver, B.C., V6C 2V6	4,810,000(2)	6.33%
Common Stock	Glenn Catchpole, Director, President and CEO/PEO 222 Carriage Circle Cheyenne, WY., 82009	2,407,100 (3)	3.17%
Common Stock	George Hartman,Director, Executive VP and COO, 1220 Elkhorn Valley Drive Casper, WY., 82609	1,690,600 (4)	2.23%
Common Stock	Dr. Gerhard Kirchner, Director P.O.Box 196, Mont Nebo, SK S0J 1X0	697,122 (5)	**
Common Stock	Paul Saxton, Director 188 Stonegate Drive Furry Creek, BC., V0N 3G4	247,500 (6)	**
Common Stock	Peter Bell, Director #105 – 3389 Capilano Road North Vancouver, B.C., V7R 4W7	292,500 (7)	**
Common Stock	Arnold J. Dyck, Director 504 – 230 Saskatchewan Crescent East Saskatoon, Saskatchewan S7N 0K6	295,500 (8)	**
Common Stock	Richard Holmes, Director 2611 Tanbridge Road Charlotte, NC., 28226	235,000 (9)	**
Common Stock	Benjamin Leboe, Senior VP, Finance and CFO/PFO 16730 Carrs Landing Road Lake Country, BC V4V 1B2	587,000 (10)	**
Common Stock	Kurtis Brown, Sr. VP, Exploration 1701 east “E” Street, PO Box 50850 Casper WY 82605	339,000 (11)	**
Common Stock	Douglas Hirschman, VP, Land 1701 east “E” Street, PO Box 50850 Casper WY 82605	130,000 (12)	**

Common Stock	Sandra MacKay, VP, Legal and Corporate Secretary Suite 1410 – 800 West Pender St. Vancouver, B.C., V6C 2V6	135,000(13)	**
Total		11,866,322	15.62%

** - indicates ownership less than 1%

(1) The percent of class is based on 75,978,633 shares comprised of 70,821,433 shares of common stock issued and outstanding as of December 31, 2010 plus 5,157,200 options vested within 60 days of December 31, 2010.
(2) Includes 3,875,000 shares, and 935,000 exercisable Share Purchase Options.
(3) Includes 1,452,100 shares, and 955,000 exercisable Share Purchase Options.
(4) Includes 791,900 shares and 898,700 exercisable Share Purchase Options.
(5) Includes 467,122 shares and 230,000 exercisable Share Purchase Options.
(6) Includes 5,000 shares and 242,500 exercisable Share Purchase Options.
(7) Includes nil shares and 292,500 exercisable Share Purchase Options.
(8) Includes 3,000 shares and 292,500 exercisable Share Purchase Options.
(9) Includes nil shares and 235,000 exercisable Share Purchase Options.
(10) Includes 111,000 shares and 476,000 exercisable Share Purchase Options.
(11) Includes 4,000 shares and 335,000 exercisable Share Purchase Options.
(12) Includes nil shares and 130,000 exercisable Share Purchase Options.
(12) Includes nil shares and 135,000 exercisable Share Purchase Options.

NON-RELATED SHAREHOLDERS HOLDING OVER 5%
Title of Class	Name and Address of Beneficial Owner	Number of Shares of Common Stock	Percentage of (1) Common Stock
Common Stock	Cede & Co (2) Box 222 Bowling Green Stn. New York, NY 10274	42,339,272	59.78%

(1)	The percent of class is based on 70,821,433 shares of common stock issued and outstanding as of December 31, 2010.
(2)	Central depository for unknown number of shareholders.

It is believed by us that all persons named have full voting and investment power with respect to the shares indicated, unless otherwise noted in the table. Under the rules of the Securities and Exchange Commission, a person (or group of persons) is deemed to be a “beneficial owner” of a security if he or she, directly or indirectly, has or shares the power to vote or to direct the voting of such security, or the power to dispose of or to direct the disposition of such security. Accordingly, more than one person may be deemed to be a beneficial owner of the same security. A person is also deemed to be a beneficial owner of any security, which that person has the right to acquire within 60 days, such as options or warrants to purchase our common stock.

We have no knowledge of any arrangements, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in our control.

We are not, to the best of our knowledge, directly or indirectly owned or controlled by another corporation or foreign government.

As of December 31, 2010 we had approximately 70 registered shareholders of record of our common stock.

Change in Control

We are not aware of any arrangement that might result in a change in control in the future. We have no knowledge of any arrangements, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in our control.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Reportable transactions with related parties since January 1, 2010, including named security holders, are as follows.

Mr. Dennis Higgs, Director and Executive Chairman

During the year ended December 31, 2010, the Company incurred $312,149 (2009 - $339,500; 2008 - $375,200) for consulting services and office expenses (included in general and administrative expenses) to companies controlled by a director who is Executive Chairman of the Company. Other general and administrative expenses were reimbursed in the normal course of business.

Mr. Glenn Catchpole, Director, President and Chief Executive Officer

During the year ended December 31, 2010, the Company incurred $185,400 (2009 - $180,000; 2008 - $180,000) for consulting services (included in general and administrative expenses) to a company controlled by Mr. Catchpole, President and Chief Executive Officer of the Company. Other general and administrative expenses were reimbursed in the normal course of business.

Mr. George Hartman, Director, Executive Vice-President and Chief Operating Officer

During the year ended December 31, 2010, the Company incurred $197,760 (2009 - $190,000; 2008 - $198,000) for consulting services (included in general and administrative expenses) to a director who is also Executive Vice President and Chief Operating Officer. Other general and administrative expenses were reimbursed in the normal course of business.

Mr. Benjamin Leboe, Senior Vice President, Finance and Chief Financial Officer

During the year ended December 31, 2010, the Company incurred consulting fees of $145,730 (2009 - $129,830; 2008 - $126,400) to an entity controlled by Mr. Leboe, the Chief Financial Officer of the Company. The amounts have been recorded as general and administrative expense.

Other

As disclosed above under “Executive Compensation – Stock Option Grants”, we granted options to purchase shares of our common stock to our officers and directors under our 2005 Stock Option Plan during each of the three years ended December 31, 2010.

Policy for Review of Related Party Transactions

The Company has a policy for the review of transactions with related persons as set forth in the Company’s Audit Committee Charter and internal practices. The policy requires review, approval or ratification of all transactions in which the Company is a participant and in which any of the Company's directors, executive officers, significant shareholders or an immediate family member of any of the foregoing persons has a direct or indirect material interest, subject to certain categories of transactions that are deemed to be pre-approved under the policy - including employment of executive officers, director compensation (in general, where such transactions are required to be reported in the Company's proxy statement pursuant to SEC compensation disclosure requirements), as well as certain transactions where the amounts involved do not exceed specified thresholds. All related party transactions must be reported for review by the Audit Committee of the Board of Directors pursuant to the Audit Committee’s charter and the rules of the NYSE Amex.

Following its review, the Audit Committee determines whether these transactions are in, or not inconsistent with, the best interests of the Company and its shareholders, taking into consideration whether they are on terms no less favorable to the Company than those available with other parties and the related person's interest in the transaction. If a related party transaction is to be ongoing, the Audit Committee may establish guidelines for the Company's management to follow in its ongoing dealings with the related person.

Our policy for review of transactions with related persons was followed in all of the transactions set forth above and all such transactions were reviewed and approved in accordance with our policy for review of transactions with related persons.

PROPOSAL 2 — RATIFICATION OF THE
AMENDMENT TO THE ARTICLES OF INCORPORATION

What am I voting on?

You are voting on a proposal to ratify the Company’s proposed amendment to its Articles of Incorporation. As explained below, the amendment amends a provision of the Company’s Articles of Incorporation relating to increasing the number of authorized shares of common stock from 200,000,000 to 750,000,000. No other of the current provisions in the Company’s Articles of Incorporation, as last amended June 10, 2009, will be amended, altered, replaced, or otherwise changed by the current amendments before the shareholders.

Why did the Board adopt the Articles Amendment?

As the Company continues to make progress in developing its projects and moving towards anticipated production, as more fully discussed in the 2010 Annual Report which accompanies this Proxy Statement, the Board of the Directors anticipates that the Company may need to raise additional capital for development and anticipated production costs through issuance of equity or convertible debt securities. In addition, in 2010 the Company adopted a Shareholder Rights Plan to ensure that a party wishing to acquire control of the Company makes a takeover bid which would treat all shareholders fairly. The Rights Plan discourages bids which are not made fairly to all shareholders and which do not give the Board adequate time to assess the bid and consider alternatives by triggering the rights of shareholders to acquire common shares of the Company on favorable terms if a bid does not do so. In order to be fully effective as a “poison pill”, the Company requires sufficient authorized capital to be able to issue shares upon a triggering of such rights by a non-compliant bid.

Given that, as at April 21, 2011, the Company currently has 76,404,074 shares of common stock issued and outstanding, the Board determined that it was in the best interests of the Company and its shareholders to increase the number of authorized shares of common stock from 200,000,000 to 750,000,000 to ensure that Board has sufficient available shares of common stock to meet the Company’s ongoing capital requirements, as necessary.

What amendments are being made to the Articles of Incorporation?

The following are the provisions to be amended in the Company’s Articles of Incorporation:

Paragraph one of Article 3 which currently reads:

“The aggregate number of shares that the Corporation will have authority to issue is Two Hundred and Ten Million (210,000,000) shares, of which Two Hundred Million (200,000,000) shares will be common stock, with a par value of $0.001 per share, and Ten Million (10,000,000) shares will be preferred stock, with a par value of $0.001 per share.”

will be amended to read:

“The aggregate number of shares that the Corporation will have authority to issue is Seven Hundred and Sixty Million (760,000,000) shares, of which Seven Hundred Fifty Million (750,000,000) shares will be common stock, with a par value of $0.001 per share, and Ten Million (10,000,000) shares will be preferred stock, with a par value of $0.001 per share.”

No other amendments, additions, or alterations will be made to Article 3 or to any other article of the Articles of Incorporation.

Where can I find a copy of the current Articles of Incorporation?

The current Articles of Incorporation are attached as an exhibit to the Company’s registration statement on Form SB-2 as filed with the Securities and Exchange Commission (“SEC”) on March 15, 2002. A copy of the Certificate of Amendment, as filed July 5, 2005, is attached as an exhibit to the Company’s Annual Report on Form 10-KSB as filed with the SEC on April 14, 2006. A copy of the Certificate of Amendment, as filed August 8, 2008, is attached as an exhibit to the Company’s Quarterly Report on Form 10-Q as filed with the SEC on August 11, 2008. A copy of the Certificate of Amendment, as filed July 8, 2009, is attached as an exhibit to the Company’s Registration Statement on Form S-3 as filed with the SEC on July 9, 2009. The Form SB-2, Form 10-KSB, the Form 10-Q and the Form S-3 are available at the SEC's website at www.sec.gov.

The Board of Directors recommends a vote FOR the Articles Amendment.

PROPOSAL 3 — RATIFICATION OF
THE AMENDED 2005 NONQUALIFIED STOCK OPTION PLAN

What am I voting on?

You are voting on a proposal to ratify the Company’s proposed amendment to its 2005 Nonqualified Stock Option Plan (the “Stock Option Plan”) to increase the number of stock options issuable under the Stock Option Plan from 10,000,000 to 30,000,000 and to allow stock options to be granted for an additional ten years.

Why did the Board adopt the amendments to Stock Option Plan?

The Board determined that it was in the best interests of the Company and its shareholders to increase the number of options available under the plan by 20,000,000. There are no longer any options available for grant under the Stock Option Plan, as approximately 10,000,000 have been granted since the Stock Option Plan went into effect in 2005. Additionally, the Plan currently only allows for the granting of options for a ten year period which commenced in 2005 when the Plan was first adopted. The Board considers the grant of stock options to be an essential part of its compensation program for employees, officers, consultants to the Company and Directors. In order to be able to attract, motivate and retain such individuals in the future, particularly at a time when the number of employees and consultants is expected to increase, the Board wishes to be able to grant additional stock options under the Stock Option Plan and to be able to do so for an additional period of ten years.

What amendments are being made to the Stock Option Plan?

The number of options issuable under the Stock Option Plan is being increased to 30,000,000 from 10,000,000 and the period of time during which options may be granted is being extended from ten years from the Plan’s 2005 effective date, to twenty years from such date.

Article IV. 1 of the Stock Option Plan currently reads as follows:

ARTICLE IV
Shares Subject to the Plan

1.

The total number of shares of the Company available for grants of Stock Options under the Plan shall be 10,000,000 Common Shares, subject to adjustment as herein provided, which shares may be either authorized but unissued or reacquired Common Shares of the Company.

The amendment to the Stock Option Plan would substitute the number 30,000,000 for 10,000,000.

Article V.4 and Article XII of the Plan read as follows:

ARTICLE V
Stock Option Terms and Conditions

4.	All Stock Options granted hereunder must be granted within ten years from the date this Plan is adopted.

ARTICLE XII
Effective Date

This Plan shall become unconditionally effective as of the effective date of approval of the Plan by the Board of Directors of the Company. No Stock Option may be granted later than ten (10) years from the effective date of the Plan; provided, however, that the Plan and all outstanding Stock Options shall remain in effect until such NQSO's have expired or until such options are cancelled.

The proposed amendment to the Stock Option Plan would substitute the number twenty (20) for the number ten (10) in both Article V.4. and Article XII.

What are the general provisions of the Stock Option Plan?

The following is a summary of all material Stock Option Plan provisions. It is not a comprehensive discussion of all of the terms and conditions of the Stock Option Plan. The information provided below may be modified or altered by some provisions in the Stock Option Plan. Readers are advised to review the full text of the Stock Option Plan to fully understand all terms and conditions of the Stock Option Plan. A copy of the Stock Option Plan is attached as Appendix B hereto.

Purpose
The purpose of the Stock Option Plan is to advance the best interests of the Company by providing additional incentive to those persons who have a substantial responsibility for its management, affairs, and growth by increasing their proprietary interest in the success of the Company, thereby encouraging them to maintain their relationships with the Company. Further, the availability and offering of Stock Options under the Plan supports and increases the Company's ability to attract, engage and retain individuals of exceptional talent upon whom, in large measure, the sustained progress growth and profitability of the Company for the shareholders depends.

Persons Eligible
Any employee, director, general partner, officer, attorney, accountant, consultant or advisor providing services to the Company or any parent, affiliate, or subsidiary of the Company is eligible to be designated a participant in the Stock Option Plan.

Administration
The Company’s Compensation Committee administers the Stock Option Plan, or such other committee as the Board may assign administrative responsibility in the best interests of the Company. The administering committee (the “Committee”) has the power to: (i) designate Stock Option Plan participants; (ii) grant stock options; (iii) establish rules and regulations for the administration of the Stock Option Plan; (iv) determine the amount, price, type and timing of each stock option grant; (v) cancel any stock option awarded under the Stock Option Plan, under certain circumstances; (vi) correct defects in the Plan or in any granted stock option; and (vii) make any other determination or take any other action that the Committee deems necessary or desirable to the administration of the Stock Option Plan.

Shares Available under the Stock Option Plan
The total number of shares of the Company available for grants of stock options under the Stock Option Plan, after ratification of the proposed amendment, will be 30,000,000 Common Shares, subject to adjustment as therein provided, which shares may be either authorized but un-issued or reacquired Common Shares of the Company. If a stock option or portion thereof shall expire or terminate for any reason without having been exercised in full, the un-purchased shares covered by such nonqualified stock option shall be available for future grants of stock options under the Stock Option Plan. Shares issuable upon exercise of stock options have been registered under the U.S. Securities Act of 1933, as amended, pursuant to the Company’s Registration Statement on Form S-8, filed with the Securities and Exchange Commission on November 21, 2005.

Terms and Conditions of Stock Options
Stock options may be granted to any person who is performing or who has been engaged to perform services of special importance to management in the operation, development and growth of the Company. The Committee has the sole power to set the option price of granted stock options. All stock options granted under the Stock Option Plan must be granted within ten years of the date the plan was adopted (however, the proposed amendment would extend that period to twenty years from the date on which the plan was originally adopted), and all granted stock options must be exercised within ten years of the date of grant. The Committee may grant stock options which vest in installment periods and may modify such periods to accelerate vesting. Stock options are evidenced by a form stock option agreement.

Exercise of Stock Options
The exercise of vested stock options is made upon written notice to the Company of intent to exercise and payment of the exercise price. The exercise price may be paid (i) in cash, cashier’s check, certified check, bank draft or money order, or (ii) at the discretion of the Committee, by delivery of fully paid nonassessable common shares of the Company, valued at the fair market value for such shares, determined by the average of the high and low sales price of the Company’s common shares on the date of exercise.

Transfer of Stock Options
Except by will, the laws of descent and distribution, or with the written consent of the Committee, no right or interest in any stock option granted under the Stock Option Plan is assignable or transferable, and no right or interest of any optionee is liable for, or subject to, any lien, obligation or liability of the optionee. Upon petition to, and thereafter with the written consent of the Committee, an optionee may assign or transfer all or a portion of the optionee's rights and interest in any stock option granted under the Stock Option Plan. Stock options are exercisable during the optionee's lifetime only by the optionee or assignees, or the duly appointed legal representative of an incompetent optionee, including following an assignment consented to by the Committee.

Adjustments to Stock Options
In the event that the outstanding common shares of the Company are changed into or exchanged for a different number or kinds of shares or other securities of the Company by reason of merger, consolidation, other reorganization, recapitalization, reclassification, combination of shares, stock split-up or stock dividend:

  Prompt, proportionate, equitable, lawful and adequate adjustment shall be made of the aggregate number and kind of shares subject to stock options which may be granted under the Stock Option Plan, such that the optionee shall have the right to purchase such common shares as may be issued in exchange for the common shares purchasable on exercise of the nonqualified stock option had such merger, consolidation, other reorganization, recapitalization, reclassification, combination of shares, stock split-up or stock dividend not taken place;

  Rights under unexercised stock options or portions thereof granted prior to any such change, both as to the number or kind of shares and the exercise price per share, will be adjusted appropriately, provided that such adjustments will be made without change in the total exercise price applicable to the unexercised portion of such nonqualified stock options but by an adjustment in the price for each share covered by such nonqualified stock option; or

  Upon any dissolution or liquidation of the Company or any merger or combination in which the Company is not a surviving corporation, each outstanding stock option granted hereunder shall terminate, but the optionee shall have the right, immediately prior to such dissolution, liquidation, merger or combination, to exercise his nonqualified stock option in whole or in part, to the extent that it shall not have been exercised, without regard to any installment exercise provisions in such nonqualified stock option.

Also, upon the occurrence of any person acquiring more than 20% of the common shares of the Company through a tender offer, exchange offer, or otherwise, upon a change in control of the Company or upon the sale of substantially all the assets of the Company, any optionee who is also a Company insider will be entitled to receive cash for their nonqualified stock options equal to the final offer price per share paid in the offer or similar event, or in the case of a change in control or sale of assets, the aggregate fair market value of the shares.

Amendment of the Plan
The Board of Directors may at any time suspend or terminate the Plan, in whole or in part or amend it from time to time as appropriate in the best interests of the Company. No amendment will, without the consent of the optionee, affect previously granted stock options.

Who is eligible to participate in the Stock Option Plan?

As described above, any employee, director, general partner, officer, attorney, accountant, consultant or advisor providing services to the Company or any parent, affiliate, or subsidiary of the Company is eligible to be designated a participant in the Stock Option Plan.

Currently, this includes, but is not limited to, the following directors and executive officers:

  Dennis Higgs, Executive Chairman/Director;
  Glenn Catchpole, President, Chief Executive Officer and Director;
  George Hartman, Executive Vice President and Chief Operating Officer and Director;
  Benjamin Leboe, Senior Vice President, Finance and Chief Financial Officer;
  Kurtis Brown, Senior Vice President, Exploration;
  Douglas Hirschman, Vice President, Land;
  Sandra MacKay, Vice President, Legal and Corporate Secretary;
  Gerhard Kirchner, Director;

  Paul Saxton, Director;
  Peter Bell, Director;
  Arnold J. Dyck, Director;
  Richard Holmes, Director.

In total there are approximately thirty (30) officers, directors, employees, and consultants eligible under the Stock Option Plan.

Equity Compensation Plan Information

As at December 31, 2010, we had one equity compensation plan under which our shares of common stock have been authorized for issuance to our officers, directors, employees and consultants, namely our 2005 Stock Option Plan. Our 2005 Stock Option Plan has been approved by our shareholders.

The following summary information is presented for our 2005 Stock Option Plan as of December 31, 2010.

	Number of Securities to be Issued Upon Exercise of Outstanding Options	Weighted Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans

Plan Category	(a)	(b)	(c)

Equity Compensation Plans Approved By Security Holders	6,735,600	$1.86	1,889,860

Equity Compensation Plans Not Approved By Security Holders	Not Applicable	Not Applicable	Not Applicable

PROPOSAL 4 — RATIFICATION OF
THE APPOINTMENT OF THE
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

What am I voting on?

The Audit Committee has selected Manning Elliot LLP to be the Company’s Independent Registered Public Accounting Firm for the current fiscal year ending December 31, 2011.

This proposal seeks shareholder ratification of the appointment of Manning Elliot LLP.

Will a representative of Manning Elliot be present at the Annual Meeting?

The Company does not expect that a representative of Manning Elliot will be present at the Annual Meeting and therefore will not be available to make a statement or answer questions.

INFORMATION IN RESPECT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Manning Elliot LLP was the Independent Registered Public Accounting Firm for the Company in the fiscal year ended December 31, 2010.

Our financial statements have been audited by Manning Elliot LLP, independent registered public accounting firm, for the years ended December 31, 2010, 2009, and 2008.

The following table sets forth information regarding the amount billed to us by our independent auditor, Manning Elliott LLP for our three fiscal years ended December 31, 2010:

	Years Ended December 31
	2010	2009	2008
Audit Fees	$88,000	$120,000	$102,000
Audit Related Fees	$20,400	$27,000	Nil
Tax Fees	$16,900	$16,000	$8,600
Total	$115,300	$163,000	$110,600

Audit Fees

Audit Fees are the aggregate fees billed by our independent auditor for the audit of our annual financial statements, reviews of interim financial statements and attestation services that are provided in connection with statutory and regulatory filings or engagements.

Audit Related Fees

Consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees”.

Tax Fees

Consist of fees billed for professional services for tax compliance, tax advice and tax planning. These services include preparation of federal and state income tax returns.

All Other Fees

Consist of fees for product and services other than the services reported above.

Policy on Pre-Approval by Audit Committee of Services Performed by Independent Auditors

The Audit Committee has adopted procedures requiring the Audit Committee to review and approve in advance, all particular engagements for services provided by the Company's independent auditor. Consistent with applicable laws, the procedures permit limited amounts of services, other than audit, review or attest services, to be approved by one or more members of the Audit Committee pursuant to authority delegated by the Audit Committee, provided the Audit Committee is informed of each particular service. All of the engagements and fees for 2010 were pre-approved by the Audit Committee.

The Board recommends a vote FOR the ratification of the appointment of the independent registered public accounting firm.

PROPOSAL 5 — ADVISORY VOTE REGARDING EXECUTIVE COMPENSATION

The recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), requires that the Company provide its shareholders with the opportunity to vote to approve, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers as disclosed in this Proxy Statement in accordance with applicable SEC rules.

As described in greater detail below under the heading “Executive Compensation - Compensation Discussion and Analysis,” the Company’s goal for its executive compensation program is to attract, motivate and retain a talented team of executives who will provide leadership for its success, and thereby increase shareholder value. The Company believes that its executive compensation program satisfies this goal and is strongly aligned with the long-term interests of its shareholders. Please see the section “Executive Compensation” and the related compensation tables for additional details about the Company’s executive compensation programs, including information about the fiscal 2010 compensation of the Company’s named executive officers.

The Company is asking its shareholders to indicate their support for its named executive officer compensation as described in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives shareholders the opportunity to express their views on the Company’s named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s named executive officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, the Company is asking shareholders to vote “FOR” the following resolution at the Meeting:

“BE IT RESOLVED, that the shareholders of Uranerz Energy Corporation approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Proxy Statement for the 2011 annual general meeting of shareholders pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, compensation tables and narrative discussion.”

This say-on-pay vote is advisory, and therefore, is not binding on the Company, the Compensation Committee or the Board. The Board and the Company’s Compensation Committee value the opinions of the Company’s shareholders, and to the extent there is any significant vote against the named executive officer compensation as disclosed in this Proxy Statement, the Company, the Board and the Compensation Committee will consider the results of the vote in future compensation deliberations.

Unless otherwise instructed, the proxies given pursuant to this solicitation will be voted “FOR” the resolution approving the compensation of our named executive officers as disclosed in this Proxy Statement. Under the rules of the NYSE Amex Equities Exchange, brokers are prohibited from giving proxies to vote on executive compensation matters unless the beneficial owner of such shares has given voting instructions on the matter. This means that if your broker is the record holder of your shares, you must give voting instructions to your broker with respect to this proposal if you want your broker to vote your shares on the matter.

The Board recommends that the shareholders vote “FOR” the resolution approving the compensation of our named executive officers as disclosed in this Proxy Statement.

PROPOSAL 6 — ADVISORY VOTE ON EXECUTIVE COMPENSATION FREQUENCY PROPOSAL

Under the Dodd-Frank Act, public companies are generally required to include in their proxy solicitations at least once every six years an advisory, non-binding vote on whether an advisory vote on executive compensation (such as the say-on-pay proposal that is included above) should occur every one, two or three years. It is management’s belief, and the Board’s recommendation, that this advisory vote should occur every three years.

The Company believes it has effective executive compensation practices, as described in more detail elsewhere in this Proxy Statement. The Board believes that providing the Company’s shareholders with an advisory vote on executive compensation every three years will encourage a long-term approach to evaluating the Company’s executive compensation policies and practices, consistent with the Compensation Committee’s long-term philosophy on executive compensation. In contrast, focusing on executive compensation over an annual or biennial period would focus on short-term results rather than long-term value creation, which is inconsistent with the Company’s current compensation philosophy.

Moreover, the Board does not believe that a short review cycle will allow for a meaningful evaluation of the Company’s performance against its compensation practices, as any adjustment in pay practices would take time to implement and be reflected in the Company’s financial performance and in the price of the Company’s stock. As a result, an advisory vote on executive compensation more frequently than every three years would not, in the Board’s judgment, allow shareholders to compare executive compensation to the Company’s performance.

The Board believes that conducting an advisory vote on executive compensation every three years would allow the Company adequate time to compile meaningful input from shareholders on its pay practices and respond appropriately. This would be more difficult to do on an annual or biennial basis, and the Board believes that both the Company and its shareholders would benefit from having more time for a thoughtful and constructive analysis and review of the Company’s compensation policy.

For the above reasons, the Board recommends that shareholders vote to hold an advisory vote on executive compensation every three years.

You may cast your vote on your preferred voting frequency by choosing the option of three years, two years, one year, when you vote in response to the resolution set forth below.

“BE IT RESOLVED that the option of once every three years, two years, or one year, that receives the highest number of votes cast for this resolution will be determined to be the shareholders’ preferred frequency with which Uranerz Energy Corporation is to hold a shareholder advisory vote regarding the executive compensation of the Company’s named executive officers, as disclosed pursuant to the SEC’s compensation disclosure rules.”

The option of three years, two years or one year that receives the highest number of votes cast by shareholders will be the frequency for the advisory vote on the compensation of our named executive officers that has been selected by shareholders. The vote on this proposal is only advisory in nature and is not binding on the Board or the Company. The Board of Directors and the Compensation Committee will take into account the outcome of the vote; however, the Board may decide that it is in the best interests of the Company’s shareholders and the Company to hold an advisory vote on the compensation of the Company’s named executive officers more or less frequently than the option approved by shareholders.

Unless otherwise instructed, the proxies given pursuant to this solicitation will be voted to hold an advisory vote on the compensation of our named executive officers every three years. Under the rules of the NYSE Equities Amex Exchange, brokers are prohibited from giving proxies to vote on executive compensation matters unless the beneficial owner of such shares has given voting instructions on the matter. This means that if your broker is the record holder of your shares, you must give voting instructions to your broker with respect to this proposal if you want your broker to vote your shares on the matter.

The Board of Directors recommends that shareholders vote to hold an advisory vote on the compensation our named executive officers every three years.

OTHER MATTERS

As of the date of this Proxy Statement, management does not know of any other matter that will come before the meeting.

By Order of the Board of Directors,

Sandra R. MacKay, Corporate Secretary

April 27, 2011

Please sign and return the enclosed form of proxy promptly. If you decide to attend the meeting, you may, if you wish, revoke the proxy and vote your shares in person.

Appendix A – Form of Proxy Card

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on June 15, 2011. This proxy statement and our 2010 Annual Report to Stockholders are available at: http://www.uranerz.com/2011annualmeeting/

▼ FOLD AND DETACH HERE ▼

ANNUAL MEETING OF STOCKHOLDERS OF
URANERZ ENERGY CORPORATION
June 15, 2011
PROXY SOLICITED BY BOARD OF DIRECTORS

TO VOTE, PLEASE DO ONE OF:

MAIL – Sign, date and mail your proxy card in the envelope provided as soon as possible; **OR**
FACSIMILE - Sign, date and fax your proxy card to Corporate Stock Transfer at (303) 282-4986; **OR**
INTERNET – You can vote by visiting the website vote.corporatestock.com

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE OR BY FAX. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

The Board of Directors Recommends a Vote "FOR ALL NOMINEES" in Item 1.

Item 1. ELECTION OF DIRECTORS.

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES*

INSTRUCTION: By marking "Withhold Authority for All Nominees" your shares will not be voted FOR or AGAINST any Nominee. However, your shares will still be counted for the purposes of establishing quorum at the annual meeting.

INSTRUCTION: **To withhold authority to vote for any individual nominee(s), strike through the name of the individual nominee(s).**

NOMINEES

Vote FOR an individual nominee by filling in the appropriate circle above.

To change the address on your account, please check this box ☐ and indicate your new address in the space below. Please note that changes to the registered name(s) on the account may not be submitted via this method.

____

____

____

(continued and to be signed on the reverse)

To vote online — vote.corporatestock.com

▼ FOLD AND DETACH HERE ▼

The Board of Directors Recommends a Vote FOR in each of Items 2-5

OUR RECORDS STATE THAT YOUR NAME AND SHAREHOLDINGS ARE AS FOLLOWS:

The Board of Directors Recommends a Vote of THREE years in Item 6

	3 YEARS	2 YEARS	1 YEAR	ABSTAIN
6. To conduct an advisory vote to determine the frequency of conducting future advisory votes on executive compensation; and	☐	☐	☐	☐

If this proxy is properly executed and returned, the shares represented hereby will be voted in accordance with the votes marked hereon.

A vote to ABSTAIN will not be voted FOR or AGAINST any item, but your shares will still be counted for the purposes of establishing a quorum at the annual meeting.

Cumulative voting rights are not authorized for the election of directors.

Appendix B – 2005 Nonqualified Stock Option Plan

URANERZ ENERGY CORPORATION
2005 NONQUALIFIED STOCK OPTION PLAN

ARTICLE I
Purpose of Plan

              This 2005 NONQUALIFIED STOCK OPTION PLAN (the "Plan") of URANERZ ENERGY CORPORATION (the "Company") for persons employed or associated with the Company, including without limitation any employee, director, general partner, officer, attorney, accountant, consultant or advisor, is intended to advance the best interests of the Company by providing additional incentive to those persons who have a substantial responsibility for its management, affairs, and growth by increasing their proprietary interest in the success of the Company, thereby encouraging them to maintain their relationships with the Company. Further, the availability and offering of Stock Options under the Plan supports and increases the Company's ability to attract, engage and retain individuals of exceptional talent upon whom, in large measure, the sustained progress growth and profitability of the Company for the shareholders depends.

ARTICLE II
Definitions

              For Plan purposes, except where the context might clearly indicate otherwise, the following terms shall have the meanings set forth below:

              "Board" shall mean the Board of Directors of the Company.

              "Code" shall mean the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

              "Committee" shall mean the Compensation Committee, or such other committee appointed by the Board, which shall be designated by the Board to administer the Plan. The Committee shall be composed of two or more persons as from time to time are appointed to serve by the Board and may be members of the Board or the entire Board.

              "Common Shares" shall mean the Company's Common Shares $0.001 par value per share, or, in the event that the outstanding Common Shares are hereafter changed into or exchanged for different shares or securities of the Company, such other shares or securities.

              "Company" shall mean URANERZ ENERGY CORPORATION, a Nevada corporation, and any parent or subsidiary corporation of URANERZ ENERGY CORPORATION, as such terms are defined in Section 425(e) and 425(f), respectively of the Code.

              “Market Price” shall mean the volume weighted average trading price of the Common Shares on the Toronto Stock Exchange (“TSX”) or the American Stock Exchange (“AMEX”), whichever exchange has the greater trading volume, for the five trading days immediately preceding the date of the grant. However, (a) if the Common Shares are not listed on the TSX or the AMEX, then the “Market Price” shall be calculated by reference to the volume weighted average trading price of the Common Shares for the five trading days immediately preceding the date of the grant on any other stock exchange on which the Common Shares are listed (if more than one, then using the exchange on which a majority of Common Shares are traded); or (b) if the Common Shares are suspended from trading or have not traded on the TSX, AMEX or another stock exchange for an extended period of time, the “Market Price” will be the fair market value of the Common Shares as determined by the board of directors of the Company using good faith discretion.

              "Optionee" shall mean any person employed or associated with the affairs of the Company who has been granted one or more Stock Options under the Plan.

              "Stock Option" or "NQSO" shall mean a stock option granted pursuant to the terms of the Plan.

              "Stock Option Agreement" shall mean the agreement between the Company and the Optionee under which the Optionee may purchase Common Shares hereunder.

ARTICLE III
Administration of the Plan

1.           The Committee shall administer the plan and accordingly, it shall have full power to grant Stock Options, construe and interpret the Plan, establish rules and regulations and perform all other acts, including the delegation of administrative responsibilities, it believes reasonable and proper.

2.           The determination of those eligible to receive Stock Options, and the amount, price, type and timing of each Stock Option and the terms and conditions of the respective stock option agreements shall rest in the sole discretion of the Committee, subject to the provisions of the Plan.

3.           The Committee may cancel any Stock Options awarded under the Plan if an Optionee conducts himself in a manner which the Committee determines to be inimical to the best interest of the Company and its shareholders as set forth more fully in paragraph 8 of Article X of the Plan.

4.           The Board, or the Committee, may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any granted Stock Option, in the manner and to the extent it shall deem necessary to carry it into effect.

5.           Any decision made, or action taken, by the Committee or the Board arising out or in connection with the interpretation and administration of the Plan shall be final and conclusive.

6.           Meetings of the Committee shall be held at such times and places as shall be determined by the Committee. A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the vote of a majority of those members present at any meeting shall decide any question brought before that meeting. In addition, the Company may take any action otherwise proper under the Plan by the affirmative vote, taken without a meeting, of a majority of its members.

7.           No member of the Committee shall be liable for any act or omission of any other member of the Committee or for any act or omission on his own part, including, but not limited to, the exercise of any power or discretion given to him under the Plan except those resulting form his own gross negligence or willful misconduct.

8.           The Company, through its management, shall supply full and timely information to the Committee on all matters relating to the eligibility of Optionees, their duties and performance, and current information on any Optionee's death, retirement, disability or other termination of association with the Company, and such other pertinent information as the Committee may require. The Company shall furnish the Committee with such clerical and other assistance as is necessary in the performance of its duties hereunder.

ARTICLE IV
Shares Subject to the Plan

1.           The total number of shares of the Company available for grants of Stock Options under the Plan shall be 10,000,000 Common Shares, subject to adjustment as herein provided, which shares may be either authorized but unissued or reacquired Common Shares of the Company.

2.           If a Stock Option or portion thereof shall expire or terminate for any reason without having been exercised in full, the unpurchased shares covered by such NQSO shall be available for future grants of Stock Options.

ARTICLE V
Stock Option Terms and Conditions

1.           Consistent with the Plan's purpose, Stock Options may be granted to any person who is performing or who has been engaged to perform services of special importance to management in the operation, development and growth of the Company.

2.           Determination of the option price per share for any stock option issues hereunder shall rest in the sole and unfettered discretion of the Committee. Notwithstanding the foregoing, no option shall be issued with an option price per share less than Market Price.

3.           All Stock Options granted under the Plan shall be evidenced by agreements which shall be subject to applicable provisions of the Plan, and such other provisions as the Committee may adopt, including the provisions set forth in paragraphs 2 through 11 of this Article V.

4.           All Stock Options granted hereunder must be granted within ten years from the date this Plan is adopted.

5.           No Stock Option granted hereunder shall be exercisable after the expiration of ten years from the date such NQSO is granted. The Committee, in its discretion, may provide that an option shall be exercisable during such ten year period or during any lesser period of time. The Committee may establish installment exercise terms for a Stock Option such that the NQSO becomes fully exercisable in a series of cumulating portions. If an Optionee shall not, in any given installment period, purchase all the Common Shares which such Optionee is entitled to purchase within such installment period, such Optionee's right to purchase any Common Shares not purchased in such installment period shall continue until the expiration or sooner termination of such NQSO. The Committee may also accelerate the exercise of any NQSO.

6.           A Stock Option, or portion thereof, shall be exercised by deliver of (i) a written notice of exercise to the Company specifying the number of Common Shares to be purchased, and (ii) payment of the full price of such Common Shares, as fully set forth in paragraph 7 of this Article V. No NQSO or installment thereof shall be reusable except with respect to whole shares, and fractional share interests shall be disregarded. Not less than 100 Common Shares may be purchased at one time unless the number purchased is the total number at the time available for purchase under the NQSO. Until the Common Shares represented by an exercised NQSO are issued to an Optionee, he shall have none of the rights of a shareholder.

7.           The exercise price of a Stock Option, or portion thereof, may be paid:

A.           In United States dollars, in cash or by cashier's check, certified check, bank draft or money order, payable to the order of the Company in an amount equal to the option price; or,

B.           At the discretion of the Committee, through the delivery of fully paid and nonassessable Common Shares, with an aggregate fair market value (determined as the average of the highest and lowest reported sales prices on the Common Shares as of the date of exercise of the NQSO, as reported by such responsible reporting service as the Committee may select, or if there were not transactions in the Common Shares on such day, then the last preceding day on which transactions took place), as of the date of the NQSO exercise equal to the option price, provided such tendered shares, or any derivative security resulting in the issuance of Common Shares, have been owned by the Optionee for at least 30 days prior to such exercise; or,

C.           By a combination of both A and B above.

8.           The Committee shall determine acceptable methods for tendering Common Shares as payment upon exercise of a Stock Option and may impose such limitations and prohibitions on the use of Common Shares to exercise an NQSO as it deems appropriate.

9.           With the Optionee's consent, the Committee may cancel any Stock Option issued under this Plan and issue a new NQSO to such Optionee.

10.         Except by will, the laws of descent and distribution, or with the written consent of the Committee, no right or interest in any Stock Option granted under the Plan shall be assignable or transferable, and no right or interest of any Optionee shall be liable for, or subject to, any lien, obligation or liability of the Optionee. Upon petition to, and thereafter with the written consent of the Committee, an Optionee may assign or transfer all or a portion of the Optionee's rights and interest in any stock option granted hereunder. Stock Options shall be exercisable during the Optionee's lifetime only by the Optionee or assignees, or the duly appointed legal representative of an incompetent Optionee, including following an assignment consented to by the Committee herein.

11.          If the Committee determines that it is in the best interests of the Company and its shareholders and consistent with the stated goals and purposes of this Plan, the Committee (i) may at its sole discretion act to extend the term of any outstanding NQSO or conduct a re-pricing of any outstanding NQSO if such re-pricing acts to the benefit of the holder of the outstanding NQSO, or (ii) may with the consent of the holder of an NQSO, conduct a re-pricing of any outstanding NQSO regardless of whether such re-pricing acts to the benefit of the holder of the outstanding NQSO. Notwithstanding the foregoing, no extension of the term of any outstanding NQSO will act to extend the term for a period longer than ten years from the date of the original issuance and no NQSO shall be issued with an option price per share less than Market Price on the date of any re-pricing and all re-pricings shall be conducted in accordance with applicable law. In exercising its power to re-price or extend the term of securities under this Section, the Committee will not be required to seek the approval of the shareholders of the Company.

12.         Any Optionee who disposes of Common Shares acquired on the exercise of a NQSO by sale or exchange either (i) within two years after the date of the grant of the NQSO under which the stock was acquired, or (ii) within one year after the acquisition of such Shares, shall notify the Company of such disposition and of the amount realized upon such disposition. The transfer of Common Shares may also be restricted by applicable provisions of the Securities Act of 1933, as amended.

ARTICLE VI
Adjustments or Changes in Capitalization

1.           In the event that the outstanding Common Shares of the Company are hereafter changed into or exchanged for a different number of kinds of shares or other securities of the Company by reason of merger, consolidation, other reorganization, recapitalization, reclassification, combination of shares, stock split-up or stock dividend:

          A.           Prompt, proportionate, equitable, lawful and adequate adjustment shall be made of the aggregate number and kind of shares subject to Stock Options which may be granted under the Plan, such that the Optionee shall have the right to purchase such Common Shares as may be issued in exchange for the Common Shares purchasable on exercise of the NQSO had such merger, consolidation, other reorganization, recapitalization, reclassification, combination of shares, stock split-up or stock dividend not taken place;

          B.           Rights under unexercised Stock Options or portions thereof granted prior to any such change, both as to the number or kind of shares and the exercise price per share, shall be adjusted appropriately, provided that such adjustments shall be made without change in the total exercise price applicable to the unexercised portion of such NQSO's but by an adjustment in the price for each share covered by such NQSO's; or,

          C.           Upon any dissolution or liquidation of the Company or any merger or combination in which the Company is not a surviving corporation, each outstanding Stock Option granted hereunder shall terminate, but the Optionee shall have the right, immediately prior to such dissolution, liquidation, merger or combination, to exercise his NQSO in whole or in part, to the extent that it shall not have been exercised, without regard to any installment exercise provisions in such NQSO.

2.           The foregoing adjustment and the manner of application of the foregoing provisions shall be determined solely by the Committee, whose determination as to what adjustments shall be made and the extent thereof, shall be final, binding and conclusive. No fractional Shares shall be issued under the Plan on account of any such adjustments.

ARTICLE VII
Merger, Consolidation or Tender Offer

1.           If the Company shall be a party to a binding agreement to any merger, consolidation or reorganization or sale of substantially all the assets of the Company, each outstanding Stock Option shall pertain and apply to the securities and/or property which a shareholder of the number of Common Shares of the Company subject to the NQSO would be entitled to receive pursuant to such merger, consolidation or reorganization or sale of assets.

2.           In the event that:

A.    Any person other than the Company shall acquire more than 20% of the Common Shares of the Company through a tender offer, exchange offer or otherwise;

B.    A change in the "control" of the Company occurs, as such term is defined in Rule 405 under the Securities Act of 1933;

C.    There shall be a sale of all or substantially all of the assets of the Company; any then outstanding Stock Option held by an Optionee, who is deemed by the Committee to be a statutory officer ("insider") for purposes of Section 16 of the Securities Exchange Act of 1934 shall be entitled to receive, subject to any action by the Committee revoking such an entitlement as provided for below, in lieu of exercise of such Stock Option, to the extent that it is then exercisable, a cash payment in an amount equal to the difference between the aggregate exercise price of such NQSO, or portion thereof, and, (i) in the event of an offer or similar event, the final offer price per share paid for Common Shares, or such lower price as the Committee may determine to conform an option to preserve its Stock Option status, times the number of Common Shares covered by the NQSO or portion thereof, or (ii) in the case of an event covered by B or C above, the aggregate fair market value of the Common Shares covered by the Stock Option, as determined by the Committee at such time.

3.           Any payment which the Company is required to make pursuant to paragraph 2 of this Article VII, shall be made within 15 business days, following the event which results in the Optionee's right to such payment. In the event of a tender offer in which fewer than all the shares which are validity tendered in compliance with such offer are purchased or exchanged, then only that portion of the shares covered by an NQSO as results from multiplying such shares by a fraction, the numerator of which is the number of Common Shares acquired purchase to the offer and the denominator of which is the number of Common Shares tendered in compliance with such offer, shall be used to determine the payment thereupon. To the extent that all or any portion of a Stock Option shall be affected by this provision, all or such portion of the NQSO shall be terminated.

4.           Notwithstanding paragraphs 1 and 3 of this Article VII, the Company may, by unanimous vote and resolution, unilaterally revoke the benefits of the above provisions; provided, however, that such vote is taken no later than ten business days following public announcement of the intent of an offer of the change of control, whichever occurs earlier.

ARTICLE VIII
Amendment and Termination of Plan

1.           The Board may at any time, and from time to time, suspend or terminate the Plan in whole or in part or amend it from time to time in such respects as the Board may deem appropriate and in the best interest of the Company.

2.           No amendment, suspension or termination of this Plan shall, without the Optionee's consent, alter or impair any of the rights or obligations under any Stock Option theretofore granted to him under the Plan.

3.           The Board may amend the Plan, subject to the limitations cited above, in such manner as it deems necessary to permit the granting of Stock Options meeting the requirements of future amendments or issued regulations, if any, to the Code.

4.           No NQSO may be granted during any suspension of the Plan or after termination of the Plan.

ARTICLE IX
Government and Other Regulations

              The obligation of the Company to issue, transfer and deliver Common Shares for Stock Options exercised under the Plan shall be subject to all applicable laws, regulations, rules, orders and approval which shall then be in effect and required by the relevant stock exchanges on which the Common Shares are traded and by government entities as set forth below or as the Committee in its sole discretion shall deem necessary or advisable. Specifically, in connection with the Securities Act of 1933, as amended, upon exercise of any Stock Option, the Company shall not be required to issue Common Shares unless the Committee has received evidence satisfactory to it to the effect that the Optionee will not transfer such shares except pursuant to a registration statement in effect under such Act or unless an opinion of counsel satisfactory to the Company has been received by the Company to the effect that such registration is not required. Any determination in this connection by the Committee shall be final, binding and conclusive. The Company may, but shall in no event be obligated to take any other affirmative action in order to cause the exercise of a Stock Option or the issuance of Common Shares purchase thereto to comply with any law or regulation of any government authority.

ARTICLE X
Miscellaneous Provisions

1.           No person shall have any claim or right to be granted a Stock Option under the Plan, and the grant of an NQSO under the Plan shall not be construed as giving an Optionee the right to be retained by the Company. Furthermore, the Company expressly reserves the right at any time to terminate its relationship with an Optionee with or without cause, free from any liability, or any claim under the Plan, except as provided herein, in an option agreement, or in any agreement between the Company and the Optionee.

2.           Any expenses of administering this Plan shall be borne by the Company.

3.           The payment received from Optionee from the exercise of Stock Options under the Plan shall be used for the general corporate purposes of the Company.

4.           The place of administration of the Plan shall be in the State of Nevada, and the validity, contraction, interpretation, administration and effect of the Plan and its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws of the State of Nevada.

5.           Without amending the Plan, grants may be made to persons who are foreign nationals or employed outside the United States, or both, on such terms and conditions, consistent with the Plan's purpose, different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to create equitable opportunities given differences in tax laws in other countries.

6.           In addition to such other rights of indemnification as they may have as members of the Board or Committee, the members of the Committee shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any action, suite or proceeding to which they or any of them may be party by reason of any action taken or failure to act under or in connection with the Plan or any Stock Option granted thereunder, an against all amount paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except a judgment based upon a finding of bad faith; provided that upon the institution of any such action, suit or proceeding a Committee member shall in writing, give the Company notice thereof and an opportunity, at its own expense, to handle and defend the same before such Committee member undertakes to handle and defend it on his own behalf.

7.           Stock Options may be granted under this Plan from time to time, in substitution for stock options held by employees of other corporations who are about to become employees of the Company as the result of a merger or consolidation of the employing corporation with the Company or the acquisition by the Company of the assets of the employing corporation or the acquisition by the Company of stock of the employing corporation as a result of which it become a subsidiary of the Company. The terms and conditions of such substitute stock options so granted may vary from the terms and conditions set forth in this Plan to such extent as the Board of Directors of the Company at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the stock options in substitution for which they are granted, but no such variations shall be such as to affect the status of any such substitute stock options as a stock option under Section 422A of the Code.

8.           Notwithstanding anything to the contrary in the Plan, if the Committee finds by a majority vote, after full consideration of the facts presented on behalf of both the Company the Optionee, that the Optionee has been engaged in fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his association with the Company or any subsidiary corporation which damaged the Company or any subsidiary corporation, or for disclosing trade secrets of the Company or any subsidiary corporation, the Optionee shall forfeit all unexercised Stock Options and all exercised NQSO's under which the Company has not yet delivered the certificates and which have been earlier granted the Optionee by the Committee. The decision of the Committee as to the case of an Optionee's discharge and the damage done to the Company shall be final. No decision of the Committee, however, shall affect the finality of the discharge of such Optionee by the Company or any subsidiary corporation in any manner. Further, if Optionee voluntarily terminates employment with the Company, the Optionee shall forfeit all unexercised stock options.

ARTICLE XI
Written Agreement

              Each Stock Option granted hereunder shall be embodied in a written Stock Option Agreement which shall be subject to the terms and conditions prescribed above and shall be signed by the Optionee and by the President or any Vice President of the Company, for and in the name and on behalf of the Company. Such Stock Option Agreement shall contain such other provisions as the Committee, in its discretion shall deem advisable.

ARTICLE XII
Effective Date

              This Plan shall become unconditionally effective as of the effective date of approval of the Plan by the Board of Directors of the Company. No Stock Option may be granted later than ten (10) years from the effective date of the Plan; provided, however, that the Plan and all outstanding Stock Options shall remain in effect until such NQSO's have expired or until such options are cancelled.

Number of Shares: ___________________________	Date of Grant: ___________________________

NONQUALIFIED STOCK OPTION AGREEMENT

          AGREEMENT made this _____ day of __________________, 200___, between ____________________________ (the "Optionee"), and URANERZ ENERGY CORPORATION, a Nevada corporation (the "Company").

            1.           Grant of Option. The Company, pursuant to the provisions of the 2005 URANERZ ENERGY CORPORATION Nonqualified Stock Option Plan (the "2005 Plan"), set forth as Attachment A hereto, hereby grants to the Optionee, subject to the terms and conditions set forth or incorporated herein, an Option and Purchase from the Company all or any part of an aggregate of _______________ Common Shares, as such Common Shares are now constituted, at the purchase price of $_______________ per share. The provisions of the 2005 Plan governing the terms and conditions of the Option granted hereby are incorporated in full herein by reference.

            2.           Exercise. The Option evidenced hereby shall be exercisable in whole or in part (but only in multiples of 100 Shares unless such exercise is as to the remaining balance of this Option) on or after __________________, 20___ and on or before _________________, 20___, provided that the cumulative number of Common Shares as to which this Option may be exercised (except as provided in paragraph 1 of Article VI of this 2005 Plan) shall not exceed the following amounts:

Cumulative Number of Shares	Prior to Date (Not Inclusive of)

The Option evidenced hereby shall be exercisable by the deliver to and receipt by the Company of (i) a written notice of election to exercise, in the form set forth in Attachment B hereto, specifying the number of shares to be purchased; (ii) accompanied by payment of the full purchase price thereof in case or certified check payable to the order of the Company, or by fully-paid and nonassessable Common Shares of the Company properly endorsed over to the Company, or by a combination thereof; and, (iii) by return of this Stock Option Agreement for endorsement of exercise by the Company on Schedule I hereof. In the event fully paid and nonassessable Common Shares are submitted as whole or partial payment for Shares to be purchased hereunder, such Common Shares will be valued at their Fair Market Value (as defined in the 2005 Plan) on the date such Shares are received by the Company and applied to payment of the exercise price.

3. Transferability. The Option evidenced hereby is NOT assignable or transferable by the Optionee other than by the Optionee's will, by the laws of descent and distribution, as provided in paragraph 9 of Article V of the 2005 Plan. The Option shall be exercisable only by the Optionee during his lifetime.

URANERZ ENERGY CORPORATION

BY:
Glenn Catchpole, President

ATTEST:

________________________________________________________
Secretary

Optionee hereby acknowledges receipt of a copy of the 2005 Plan, attached hereto and accepts this Option subject to each and every term and provision of such Plan. Optionee hereby agrees to accept as binding, conclusive and final, all decisions or interpretations of the Compensation Committee of the Board of Directors administering the 2005 Plan on any questions arising under such Plan. Optionee recognizes that if Optionee's employment with the Company or any subsidiary thereof shall be terminated with cause, or by the Optionee, all of the Optionee's rights hereunder shall thereupon terminate.

Dated: __________________________________

Optionee

Type or Print Name

Address

Social Security No.

Attachment B

Date:

Secretary,
URANERZ ENERGY CORPORATION
Suite 1410- 800 West Pender Street
Vancouver, British Columbia
Canada V6C 2V6

Dear Sir:

          In accordance with paragraph 2 of the Nonqualified Stock Option Agreement evidencing the Option granted to me on _____________________ under the 2005 URANERZ ENERGY CORPORATION Nonqualified Stock Option Plan, I hereby elect to exercise this Option to the extent of __________________ Common Shares.

          Enclosed are (i) Certificate(s) No.(s) ____________________ representing fully-paid common shares of URANERZ ENERGY CORPORATION endorsed to the Company with signature guaranteed, and/or a certified check payable to the order of URANERZ ENERGY CORPORATION in the amount of $_______________ as the balance of the purchase price of $______________ for the Shares which I have elected to purchase and (ii) the original Stock Option Agreement for endorsement by the Company as to exercise on Schedule I thereof. I acknowledge that the Common Shares (if any) submitted as part payment for the exercise price due hereunder will be valued by the Company at their Fair Market Value (as defined in the 2005 Plan) on the date this Option exercise is effected by the Company. In the event I hereafter sell any Common Shares issued pursuant to this option exercise within one year from the date of exercise or within two years after the date of grant of this Option, I agree to notify the Company promptly of the amount of taxable compensation realized by me by reason of such sale for federal income tax purposes.

          When the certificate for Common Shares which I have elected to purchase has been issued, please deliver it to me, along with my endorsed Stock Option Agreement in the event there remains an unexercised balance of Shares under the Option, at the following address:

Include Optionee's address here.

Signature of Optionee

Type or Print Name